UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen International Fund	FAIAX	FNABX	FIACX	ARQIX	FAICX
Nuveen International Select Fund	ISACX	—	ICCSX	ISRCX	ISYCX
Nuveen Quantitative Enhanced Core Equity Fund	FQCAX	—	FQCCX	—	FQCYX
Nuveen Tactical Market Opportunities Fund	NTMAX	—	NTMCX	—	FGTYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Nuveen International Fund (formerly known as First American International Fund) is managed by a team of managers associated with three different sub-advisers: Nuveen Asset Management, LLC, an affiliate of Nuveen Investments; Altrinisic Global Advisors, LLC; and Hansberger Global Investors, Inc.

The Nuveen International Select Fund (formerly known as First American International Select Fund) is managed by a team of managers associated with four different sub-advisers: Nuveen Asset Management, LLC, an affiliate of Nuveen Investments; Altrinsic Global Advisors, LLC; Hansberger Global Investors, Inc.; and Lazard Asset Management LLC.

The Nuveen Quantitative Enhanced Core Equity Fund (formerly known as First American Quantitative Large Cap Core Fund and Nuveen Quantitative Large Cap Core Fund) is managed by a team of managers from Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Effective May 16, 2011, the Fund changed its name from the Nuveen Quantitative Large Cap Core Fund to Nuveen Quantitative Enhanced Core Equity Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

Nuveen Tactical Market Opportunities Fund (formerly known as First American Tactical Market Opportunities Fund) is managed by a team of managers from Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2011.

What factors affected the economic and equity market environments during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed

Nuveen Investments	5

expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

The ongoing economic uncertainty and the continual resurfacing of the European debt issue caused a high degree of volatility in the equity markets. The first half of the period saw dramatic gains for stocks and other risk assets fueled by signs of an improving economy. However, as the summer progressed, markets fell back sharply. For much of August and September, stocks traded lower before staging a comeback in the final month of the period. Over the course of the full reporting period, larger U.S. companies generally had stronger returns than their smaller sized and overseas counterparts.

Nuveen International Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) modestly underperformed the MSCI EAFE Index and outperformed Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Two of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC, and Hansberger Global Investors, Inc., select stocks for the Fund according to the developed markets growth and developed markets value styles,

6	Nuveen Investments

respectively. At the same time, the Fund’s third sub-adviser, Nuveen Asset Management, LLC, maintains strategic oversight of the Fund, which includes allocating assets among the sub-advisers (including itself), tactically adjusting the overall portfolio balance and country emphasis using index-related investments, and selecting stocks in the infrastructure sector.

Our most successful strategy for the Fund during the fiscal year was an underweight stance in Europe, which averaged 5% below the index weight. In particular, we minimized the Fund’s exposure to stocks from the eurozone’s most troubled economies — Greece, Ireland, Italy, Portugal and Spain — because we have long anticipated Europe’s sovereign debt problem. Likewise, we also avoided stocks of European banks, as they have meaningful exposure to the debt from these countries. During the period, European stocks took a sharp downturn as investors were sorely disappointed by the inability of politicians to gain a meaningful consensus on how to effectively deal with the issue. In contrast to the eurozone underweight, the Fund successfully emphasized countries like Sweden and the United Kingdom. Although monetary disruptions in the euro area would potentially harm many other nations, the U.K.’s ability to conduct its own monetary policy, plus its heavy exposure to international resources stocks, made it a safer position in our opinion. We favored Sweden because it is likewise relatively unencumbered by euro issues, as well as having a robust export-oriented industrial sector.

Our positioning in Japan also proved beneficial over the period. We held an underweight allocation to Japan early on, which aided results as its market dropped sharply in reaction to the earthquake and ensuing nuclear plant disaster in March. Following the initial steep market decline, we moved to an overweight in Japan, which proved beneficial as the Japanese market did stabilize. The country benefited from the very aggressive liquidity provided by the Bank of Japan in the wake of the disaster and the economic stimulus provided by its rebuilding efforts.

The Fund’s performance was also helped by our emphasis on significant materials producing and exporting nations, including Canada and Australia. We overweighted these countries because we continued to believe that demand, particularly for metals and minerals, would outpace supply. Indeed, heavy demand for raw materials around the world made this a successful strategy to employ. The overweight to Canada in particular was a plus as its market was more stable during the summer’s downturn. Our overweight to Australia produced slightly more mixed results, but ended the period as a positive contributor. Early on, Australia’s market lagged after its reserve bank tightened monetary policy at the same time the country was hit with devastating floods. Although Australia’s market faltered slightly, we continued to maintain our overweight based on attractive stock valuations and market fundamentals. We also favored Australia because the country is a large coal producer, a commodity that is not as impacted as oil by speculation and reduced demand. Australia’s market provided better results in the second half of the reporting period.

Offsetting these areas of strength was our overweight of approximately 3% in emerging markets, mostly through the portfolio’s positions in Brazil and China. In aggregate, emerging markets underperformed developed markets over this reporting period. Early in the period, we believed Chinese stocks had fallen back from their high level of overvaluation and that select companies in Brazil looked attractive. However, these two

Nuveen Investments	7

key emerging markets produced disappointing returns in the first half of the period despite strong growth in their economies. Building inflationary pressures in each country led to various monetary policy tightening measures that ended up restraining performance in these markets. Although the policy steps were effective and the emerging markets staged a brief comeback in March, the situation was short-lived. As concerns about the European sovereign debt situation and a global growth slowdown escalated in mid-summer, emerging markets took another big hit. In particular, China slowed dramatically due to the export-oriented nature of its economy and concerns of speculative bubbles that could disrupt the economy by producing a “hard landing” from China’s continuing strong growth. We had continued to dramatically overweight China as we anticipated it would hold up better than it did as the country continued to re-direct toward internal growth.

Throughout the period, we also invested in equity and currency futures contracts. These futures were used as an overlay strategy to adjust the exposures created by our multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to implement various tactical market and hedging strategies. For example, in response to the concerns about the future of the euro due to the European Central Bank policies, we emphasized dollar versus euro-based investing. At the end of the period, this contributed a small benefit to returns. We initiated and still maintained at the end of the period a short position on the euro and a positive position on the dollar. Throughout the period, we also used equity contracts to underweight both India and Mexico at various times, which produced a modest benefit.

Because of our ongoing concerns about a positive resolution in Europe, we maintained the Fund’s approximately 5% underweight to developed nations, especially in the eurozone. At the end of the reporting period, the Fund had a 9% underweight in Europe, including a significant tilt away from France. We believe the fiscal austerity measures required to receive funding aid and the elevated cost of debt financing are likely to further constrain growth. This may continue to weigh on the performance of these economies and markets in the coming year. Therefore, we’ve shifted the Fund’s allocations primarily to other developed nations, while maintaining a small overexposure to emerging markets. Within the developed markets, we are continuing to focus on countries that have shown good organic growth lately. We continue to be modestly optimistic about global growth prospects while recognizing that the investing climate has many investors worried. Because of our concerns about spreading risk from the European situation, we expect to continue to underweight banks and other financial stocks until we see resolution of the heavy sovereign debt loads. Meanwhile, we will continue to emphasize commodities-based economies in the Fund, especially those involved in the metals, minerals and energy sectors. In emerging markets, we are emphasizing select companies in Brazil, which we believe will perform well despite the country’s inflation problem. We have also initiated a position in a portfolio of gold producers as a hedge.

8	Nuveen Investments

Nuveen International Select Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Investable Market Index (ex US) and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. Three of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC; Hansberger Global Investors, Inc.; and Lazard Asset Management LLC, select stocks for the Fund according to the developed markets growth, developed markets value or emerging market styles, respectively. At the same time, the Fund’s fourth sub-adviser, Nuveen Asset Management, LLC, maintains strategic oversight of the Fund, which includes allocating assets among the sub-advisers (including itself), tactically adjusting the overall portfolio balance and country emphasis using index-related investments and selecting stocks in the infrastructure sector.

During the period, the primary cause of the Fund’s underperformance was its overweight to emerging markets. Although we significantly pulled back the overweight, it was still detrimental as these markets in aggregate underperformed developed markets over this time frame. Early in the period, the Fund moved to an overweight in China because we believed its stocks had fallen back from their high level of overvaluation. We also held a modest overweight to Brazil and an underweight to India. However, these three key emerging markets produced disappointing returns in the first half of the period despite strong growth in their economies. Building inflationary pressures in each country led to various monetary policy tightening measures that ended up restraining performance in these markets. Although the policy steps were effective and the emerging markets staged a brief comeback in March, the situation was short-lived. As concerns about the European sovereign debt situation and a global growth slowdown escalated in mid-summer, emerging markets took another big hit. In particular, China slowed dramatically due to the export-oriented nature of its economy and concerns of speculative bubbles that could disrupt the economy by producing a “hard landing” from China’s continuing strong growth. We had continued to dramatically overweight China as we anticipated it would hold up better than it did as the country continued to re-direct toward internal growth.

Also within the emerging markets, our significant overweight to Russia had mixed results, but in the end proved detrimental to the Fund’s performance. In the first part of the fiscal year, the overweight stance in Russia generated positive returns. As a low-cost producer of oil, Russia benefited from the rising cost of commodities that peaked in late spring.

Nuveen Investments	9

However, stocks in Russia, which are generally driven by demand for energy from Europe and China and the price of energy globally, retreated based on the slowdown in energy prices that persisted throughout the summer. We maintained the Fund’s overweight because we believed that Russia’s low-cost producers would continue to perform well even if prices didn’t maintain their highs.

On the positive side, our most successful strategy by far in the Fund was our underweight to Europe, which averaged 5% below the index during the fiscal year. In particular, we minimized the Fund’s exposure to stocks from the eurozone’s most troubled economies — Greece, Ireland, Italy, Portugal and Spain — because we have long anticipated Europe’s sovereign debt problem. Likewise, we also avoided stocks of European banks, as they have meaningful exposure to the debt from these countries. During the period, European stocks took a sharp downturn as investors were sorely disappointed by the inability of politicians to gain a meaningful consensus on how to effectively deal with the issue. In contrast to the eurozone underweight, the Fund successfully emphasized countries like Sweden and the United Kingdom. Although monetary disruptions in the euro area would potentially harm many other nations, the U.K.’s ability to conduct its own monetary policy, plus its heavy exposure to international resources stocks, made it a safer position. We favored Sweden because it is likewise relatively unencumbered by euro issues, as well as having a robust export-oriented industrial sector.

Our positioning in Japan also proved beneficial over the period. We held an underweight allocation to Japan early on, which aided results as its market dropped sharply in reaction to the earthquake and ensuing nuclear plant disaster in March. Following the initial steep market decline, we moved to an overweight in Japan, which proved beneficial as the Japanese market did stabilize. The country benefited from the very aggressive liquidity provided by the Bank of Japan in the wake of the disaster and the economic stimulus provided by its rebuilding efforts.

The Fund’s performance also benefited from an emphasis on significant materials producing and exporting nations, including Canada and Australia. We overweighted these countries because we continued to believe that demand, particularly for metals and minerals, would outpace supply. Indeed, heavy demand for raw materials around the world made this a successful strategy to employ. The overweight to Canada in particular was a plus as its market was more stable during the summer’s downturn. Our overweight to Australia produced slightly more mixed results, but ended the period as a positive contributor. Early on, Australia’s market lagged after its reserve bank tightened monetary policy at the same time the country was hit with devastating floods. Although Australia’s market faltered slightly, we continued to maintain our overweight based on attractive stock valuations and market fundamentals. We also favored Australia because the country is a large coal producer, a commodity that is not as impacted by speculation and reduced demand as oil. Australia’s market provided better results in the second half of the reporting period.

Throughout the period, we also invested in equity and currency futures contracts. These futures were used as an overlay strategy to adjust the exposures created by our multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to implement various tactical market

10	Nuveen Investments

and hedging strategies. For example, in response to the concerns about the future of the euro due to the European Central Bank policies, we emphasized dollar versus euro-based investing. We initiated and still maintain a short position on the euro and a positive position on the dollar.

Because of our ongoing concerns about a positive resolution in Europe, we are maintaining the Fund’s underweight to developed nations, especially in the eurozone. At the end of the reporting period, the Fund had a 9% underweight in Europe. We believe the fiscal austerity measures required to receive funding aid and the elevated cost of debt financing are likely to further constrain growth. This may continue to weigh on the performance of these economies and markets in the coming year. Therefore, we’ve shifted the Fund’s allocations to other developed and emerging market nations. Within the developed markets, we are continuing to focus on countries that have shown good organic growth lately. We continue to be modestly optimistic about global growth prospects while recognizing that the investing climate has many investors worried. Because of our concerns about spreading risk from the European situation, we expect to continue to underweight banks and other financial stocks until we see resolution of the heavy sovereign debt loads. Meanwhile, we will continue to emphasize commodities-based economies in the Fund, especially those involved in the metals, minerals and energy sectors.

Within emerging markets, we continue to hold an overweight position, particularly in the Pacific Rim, comprised of many small positions in countries such as Indonesia, Malaysia, Korea, Turkey and Russia as well as a modest overweight to China. Many of these countries are relatively less export oriented and we believe may be more reliant on internal growth and less sensitive to events in Europe. Conversely, we hold an underweight position in Taiwan because of its position as a major exporter of electronic and consumer products. In addition, we are maintaining a large overweight to select companies in Brazil, which we believe will perform well despite the country’s inflation problem. We have also initiated a position in a portfolio of gold producers as a hedge.

Nuveen Quantitative Enhanced Core Equity Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended October 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the S&P 500 Index over the twelve-month period, but outperformed the Lipper classification average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s goal is to provide, over the long term, a total return that exceeds the return of the S&P 500 Index. In attempting to achieve this goal, the Fund primarily invests in the common stocks of companies that have market capitalizations at the time of purchase

Nuveen Investments	11

within the range of the companies in the S&P 500 Index. To select specific stocks, we use proprietary models that help establish quantitative links between economic and market variables, investment factors and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We use historical analysis of these drivers to estimate equity market returns and the relative contribution to these returns from a comprehensive list of investment factors. We then evaluate each stock in the investable universe to determine its sensitivity to each factor and estimate a potential contribution for each stock. Our goal is to build an optimized portfolio that targets the highest expected returns, while using the proprietary models and processes described above to maintain as tight a control as possible on overall risk.

During the reporting period, performance benefited from our shifts toward stocks with several characteristics that we believed were most in favor. Our tilt toward the lower end of the S&P 500 Index’s market capitalization range was the Fund’s most significant style position, and by far the most successful strategy throughout the period. For example, the Fund’s geometric weighted average market capitalization of $41 billion was below the $48 billion calculated for the S&P 500 Index at fiscal year-end. Two other style moves were beneficial for the Fund during the period. We successfully emphasized companies with higher quality balance sheets, as measured by their lower debt-to-equity ratios, on average, during the period. We also were rewarded for our avoidance of stocks that had a high percentage of their outstanding shares being traded, which to many indicates a higher level of speculation.

In terms of the sector component of our strategy, the Fund benefited from successful relative positions in financials and basic materials. The financial sector was the worst-performing sector over this time frame. For three-fourths of the fiscal year, we successfully underweighted financials (particularly large banks) in the Fund, which our models first signaled to do in late 2007 due to weaker prospects across the sector. While we held this significant underweight, the sector fell more than 22% in August. The drop was notably worse than the broad market because of concerns that large financial institutions would suffer significant losses due to write-downs of European nations’ debts. Toward the end of the fiscal year, we made a shift back to overweighting financials when their prices were very inexpensive by historical standards. Our models indicated that continued accommodative monetary policy by the Federal Reserve might benefit profitability at banks. Financial stocks performed extremely well in the final month of the period. The Fund’s performance also benefited from an overweight in the basic materials sector, particularly metals and chemicals. Heavy demand around the world for raw materials made this emphasis a successful strategy to employ. As always, the Fund’s sector positions were consistent with our efforts to control risk exposure as tightly as possible.

Unfortunately, the Fund’s unfavorable results among other style and sector themes offset some of the above-mentioned areas of strength. For example, the Fund was negatively impacted by our tilt toward the value style through our emphasis on stocks with a higher ratio of book value to market value, and value stocks underperformed during this period. In terms of sectors, the biggest negative contribution to performance came from significantly underweighting consumer stocks, both in the staples and discretionary

12	Nuveen Investments

groups. Our models indicated this underweight stance based on poor readings for unemployment, consumer sentiment and personal income growth. However, investors saw opportunities for consumer spending to increase from very depressed levels and bid these stocks, especially discretionaries, up during the year.

Mis-timed weightings in the technology sector also dragged slightly on performance. We started the year with an emphasis on cyclical stocks and a substantial overweight to technology. Although we were optimistic about business spending in technology, the sector’s performance was relatively flat. After the outlooks for business investment and manufacturing activity fell off abruptly in mid-summer and the markets became significantly more volatile, our models indicated a shift to an underweight. However, after the technology sector took a nosedive, it bounced back quickly to end with relatively good performance.

Our timing in energy also caused slightly negative results as the sector was by far the top-performing area of the index, advancing more than 17% during the fiscal year. We started the period with an underweight and missed out on the sector’s strong gains as oil prices rose significantly. After March, we moved to an overweight in energy stocks as our models indicated that stock prices had not increased enough in relation to the high cost of oil. However, when oil prices fell from around $113 per barrel to just below $80, these stocks experienced tremendous downside. The segment’s relative performance since we moved to an overweight at the end of March has been negative.

Performance was also hurt by our average underweight in health care stocks, particularly large pharmaceuticals. These stocks performed well during the period due to their above-average dividend yields and investors renewed interest in the segment.

We continue to monitor key indicators that have historically signified which stocks will perform best in the current environment. With the economic conditions in the United States remaining difficult and concerns abounding about Europe’s debt crisis, we expect the Federal Reserve will continue with its very accommodative monetary policy. While we believe the economics for businesses and consumers are stabilizing, companies will likely face only modest opportunities for increasing profits as cost reductions have, for the most part, taken place. We’ll continue to watch for opportunities in individual sectors and investing styles that are likely to do well in a low-growth environment, such as value investing. Also, the Fund continues to be postured with a bias toward smaller companies within the S&P 500, as many of these are less sensitive to global conditions.

Throughout the period, we also invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding. This helped to minimize tracking error to the Fund’s benchmark index resulting from cash flow activity and tactical portfolio management positioning.

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the twelve-month period ended October 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for since inception period ended October 31, 2011.

Nuveen Investments	13

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper classification average over the period from the Fund’s inception on February 24, 2011, through October 31, 2011.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide investors with the potential for a positive total return over a reasonable period of time, regardless of market conditions. To accomplish this, the Fund invests in a variety of assets and periodically adjusts its allocations to fixed income, equities and cash. Other asset classes, such as currencies and commodities, are held at times to take advantage of market opportunities or to further diversify the Fund.

During this initial period for the Fund, its fixed-income component provided the biggest contribution to positive performance. The fixed-income allocation generally consisted of long duration U.S. Treasury securities, as well as exchange-traded funds (ETFs) in various fixed-income sectors, such as investment-grade credit, high-yield bonds, emerging market debt, mortgage-backed securities and preferred stock. We also included short U.S. Treasury futures at the front end of the yield curve as a view on market rates and also as a hedge for other fixed-income securities. High-yield, municipal bond and preferred stock ETFs, as well as 30-year U.S. Treasury securities, were the primary positive contributors in the fixed-income portfolio during this period.

The Fund’s equity component also provided a significant positive contribution to performance. The equity allocation included several long positions in index futures and ETFs. Overall, the Fund benefited from long positions in Germany, the S&P 500 Index, South Africa, emerging markets and Chile as well as a short position in Spain.

Long positions in Switzerland and Hong Kong detracted from the Fund’s performance. In addition, short positions in the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index and the NASDAQ Composite Index also hindered results. Although these short positions underperformed, they were utilized as part of spread trades with positions in other countries, and did not necessarily reflect a negative outlook on the broad market. Rather, these spread trades are used to express a view of relative performance between countries, while attempting to reduce the overall volatility of the Fund.

As previously mentioned, the fixed-income component consisted of U.S. Treasury securities and a variety of fixed-income ETFs representing various sectors such as investment-grade credit, high-yield bonds, mortgage-backed securities, emerging market debt and preferred stock. These securities are held in various proportions at different times, and are a primary component of the Fund’s strategy. ETF rotation within fixed income is an ongoing process to take advantage of market conditions, the outlook for fixed-income sectors and relative yield advantages.

The equity component of the Fund generally consisted of long or short futures contracts as well as country and sector ETFs. While net equity exposure remained constrained, gross exposure was significant and reflected a view of relative country performance. These views were generally expressed with futures spread trades such as long S&P 500 Index/short Russell 2000 Index, long Germany equities/short Spanish equities and long

14	Nuveen Investments

Indian equities/short Korean and Taiwanese equities, to name a few. Other securities, such as high-yield and preferred stock ETFs, provided equity-like exposure yet were not included in the net and gross equity market value calculation. When evaluating the proper equity risk exposure, the weights of these fixed-income ETFs are considered. From a positioning perspective, we have reduced the Fund’s net exposure to equities in general while maintaining positions in emerging markets such as Russia and spread trades such as long China/short India and long Taiwan/short Nasdaq.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

These Funds are actively managed, and each at times may use a proprietary quantitative process that projects individual stock performance based on multiple factors and current economic conditions. Stocks selected using this process could underperform if the performance of the considered factors differs from historic norms. There is no guarantee that the Funds will achieve their investment objectives. The advisor’s asset allocation decisions may be incorrect and could adversely affect Fund performance. The Funds may be exposed to the risks of the underlying securities held by an exchange-traded fund (ETF) and may bear a proportionate share of the ETF’s expenses. Derivative investing may involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested. The use of leverage through the use of derivatives may magnify this risk. Debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Lower-rated and nonrated securities present a greater risk of loss to principal and interest rate than higher-rated securities. Commodity prices may be highly volatile and are affected by factors such as changes in demand, disruption in supply, and hedging and trading strategies of other market participants. Each of these asset classes may be less liquid and more volatile.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares, previously offered by FAF Advisors, Inc., were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen International Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-3.93%	-2.72%	3.67%
Class A Shares at maximum Offering Price	-9.45%	-3.87%	3.06%
MSCI EAFE Index*	-3.64%	-1.95%	6.19%
Lipper International Large-Cap Growth Fund Classification Average*	-5.48%	-1.12%	5.47%

Class B Shares w/o CDSC**	-4.64%	-3.46%	2.88%
Class B Shares w/CDSC**	-9.40%	-3.63%	2.88%
Class C Shares	-4.71%	-3.44%	2.89%
Class R3 Shares	-4.10%	-2.89%	3.42%
Class I Shares	-3.90%	-2.52%	3.90%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-8.79%	-3.60%	3.05%
Class A Shares at maximum Offering Price	-14.06%	-4.74%	2.44%
Class B Shares w/o CDSC**	-9.46%	-4.35%	2.27%
Class B Shares w/CDSC**	-13.99%	-4.52%	2.27%
Class C Shares	-9.45%	-4.32%	2.28%
Class R3 Shares	-9.04%	-3.79%	2.80%
Class I Shares	-8.54%	-3.36%	3.31%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.66%	1.50%
Class B Shares	2.41%	2.25%
Class C Shares	2.41%	2.25%
Class R3 Shares	1.91%	1.75%
Class I Shares	1.41%	1.25%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.49%, 2.24%, 2.24%, 1.74% and 1.24%, respectively, for Class A, Class B, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions.
**	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-6.70%	-1.47%
Class A Shares at maximum Offering Price	-12.05%	-2.66%
MSCI All Country World Investable Market Index (ex US)**	-4.25%	-1.11%
Lipper International Large-Cap Growth Fund Classification Average**	-5.48%	-2.12%

Class C Shares	-7.45%	-2.21%
Class R3 Shares	-8.54%	-2.07%
Class I Shares	-6.60%	-1.23%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-12.03%	-3.31%
Class A Shares at maximum Offering Price	-17.04%	-4.50%
Class C Shares	-12.70%	-4.03%
Class R3 Shares	-13.70%	-3.89%
Class I Shares	-11.83%	-3.07%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.50%
Class C Shares	2.25%
Class R3 Shares	1.75%
Class I Shares	1.25%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.49%, 2.24%, 1.74%, and 1.24%, respectively, for Class A, Class C, Class R3, and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 12/21/06.
**	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Quantitative Enhanced Core Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares	6.50%	-2.06%
S&P 500 Index**	8.09%	-1.31%
Lipper Large Cap Core Fund Classification Average**	5.39%	-2.03%

Class C Shares	5.76%	-2.77%
Class I Shares	6.79%	-1.80%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares	-0.27%	-4.50%
Class C Shares	-1.00%	-5.20%
Class I Shares	-0.03%	-4.26%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.99%	0.71%
Class C Shares	1.74%	1.46%
Class I Shares	0.74%	0.46%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 0.70%, 1.45%, and 0.45%, respectively, for Class A, Class C and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Since inception returns are from 7/31/07.
**	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Average Annual

	1-Year*	Since Inception*
Class A Shares at NAV	6.61%	6.89%
Class A Shares at maximum Offering Price	0.45%	3.49%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index**	0.13%	0.12%
Lipper Flexible Portfolio Fund Classification Average**	3.69%	6.40%

Class C Shares	5.87%	6.08%
Class I Shares	6.95%	7.18%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year*	Since Inception*
Class A Shares at NAV	6.07%	6.58%
Class A Shares at maximum Offering Price	0.00%	3.03%
Class C Shares	5.33%	5.79%
Class I Shares	6.41%	6.89%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.60%	1.39%
Class C Shares	4.35%	2.14%
Class I Shares	3.35%	1.14%

The Fund’s adviser has contractually agreed to waive fees and reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.20%, 1.95%, and 0.95%, respectively, for Class A, Class C and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper classification average, are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.
**	Refer to the Glossary of Terms Used in this Report for definitions.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2011 — Class A Shares*

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen International Fund

Portfolio Allocation1

Nuveen International Select Fund

Portfolio Allocation1

Portfolio Composition[1]
Financials	14.3%
Industrials	11.7%
Energy	10.2%
Consumer Staples	9.4%
Consumer Discretionary	8.9%
Information Technology	7.6%
Materials	7.5%
Health Care	7.2%
Utilities	6.1%
Short-Term Investments	7.8%
Other	9.3%

Portfolio Composition[1]
Financials	21.3%
Industrials	10.4%
Information Technology	9.9%
Consumer Staples	9.8%
Energy	8.9%
Materials	8.7%
Consumer Discretionary	7.0%
Utilities	5.5%
Telecommunication Services	5.4%
Short-Term Investments	8.6%
Other	4.5%

Country Allocation[1]
Japan	16.7%
United Kingdom	15.9%
United States	13.4%
Switzerland	9.4%
Germany	8.5%
Canada	4.7%
France	4.2%
Hong Kong	2.6%
Australia	2.4%
Ireland	2.1%
Italy	2.0%
Other	18.1%

Top Five Common Stock Holdings[2]
Roche Holding	2.1%
Canon	1.8%
Nestle	1.8%
GlaxoSmithKline	1.6%
Adidas	1.4%

Country Allocation[1]
United States	16.5%
Japan	10.5%
United Kingdom	9.5%
Brazil	7.2%
Switzerland	5.8%
Germany	5.3%
South Korea	4.0%
Canada	3.9%
South Africa	3.2%
Hong Kong	2.7%
France	2.6%
China	2.5%
Russia	2.4%
Australia	2.2%
India	2.0%
Other	19.7%

Top Five Common Stock Holdings[2]
Roche Holding	1.4%
Cielo	1.2%
Redecard	1.2%
Canon	1.2%
Banco do Brasil	1.1%

1	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.
3	Rounds to less than 0.1%.

26	Nuveen Investments

Nuveen Quantitative Enhanced Core Equity Fund

Portfolio Allocation1

Nuveen Tactical Market Opportunities Fund

Portfolio Allocation3

Portfolio Composition[1]
Financials	18.8%
Information Technology	17.4%
Energy	14.9%
Heath Care	12.0%
Industrials	8.2%
Consumer Staples	8.1%
Consumer Discretionary	7.6%
Utilities	5.6%
Short-Term Investments	2.3%
Other	5.1%

Top Five Common Stock Holdings[2]
Exxon Mobil	4.1%
Microsoft	2.7%
Chevron	2.7%
Apple	2.3%
AT&T	2.3%

1	As a percentage of total investments (excluding investments purchased with collateral from securities lending and investments in derivatives) as of October 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of October 31, 2011. Holdings are subject to change.
3	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2011. Holdings are subject to change.

Nuveen Investments	27

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Fund

	Actual Performance					Hypothetical Performance
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$845.60	$842.80	$842.10	$845.50	$845.20	$1,017.49	$1,013.66	$1,013.71	$1,016.43	$1,018.80
Expenses Incurred During Period	$6.93	$10.40	$10.40	$8.00	$5.77	$7.58	$11.37	$11.37	$8.74	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.24%, 2.24%, 1.72% and 1.24% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen International Select Fund

	Actual Performance				Hypothetical Performance
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$836.50	$832.90	$835.30	$836.80	$1,017.85	$1,014.06	$1,016.74	$1,019.06
Expenses Incurred During Period	$6.76	$10.21	$7.77	$5.65	$7.43	$11.22	$8.54	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21%, 1.68% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Quantitative Enhanced Core Equity Fund

	Actual Performance			Hypothetical Performance
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$912.10	$908.70	$913.50	$1,021.68	$1,017.90	$1,022.94
Expenses Incurred During Period	$3.37	$6.98	$2.17	$3.57	$7.37	$2.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.45% and .45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

	Actual Performance			Hypothetical Performance
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,022.80	$1,019.20	$1,024.60	$1,019.41	$1,015.63	$1,020.47
Expenses Incurred During Period	$5.86	$9.67	$4.80	$5.85	$9.65	$4.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90% and .94%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	29

Report of

Independent Registered

Public Accounting Firm

The Board of Directors and Shareholders

Nuveen International Fund (formerly First American International Fund)

Nuveen International Select Fund (formerly First American International Select Fund)

Nuveen Quantitative Enhanced Core Equity Fund (formerly First American Quantitative Large Cap Core Fund)

Nuveen Tactical Market Opportunities Fund (formerly First American Tactical Market Opportunities Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Nuveen International Fund (formerly First American International Fund), Nuveen International Select Fund (formerly First American International Select Fund), Nuveen Quantitative Enhanced Core Equity Fund (formerly First American Quantitative Large Cap Core Fund), and Nuveen Tactical Market Opportunities Fund (formerly First American Tactical Market Opportunities Fund) (series of Nuveen Investment Funds, Inc., formerly First American Investment Funds, Inc.) (collectively, the ”Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen International Fund (formerly First American International Fund), Nuveen International Select Fund (formerly First American International Select Fund), Nuveen Quantitative Enhanced Core Equity Fund (formerly First American Quantitative Large Cap Core Fund), and Nuveen Tactical Market Opportunities Fund (formerly First American Tactical Market Opportunities Fund) at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 28, 2011

30	Nuveen Investments

Portfolio of Investments

Nuveen International Fund

(formerly known as First American International Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 87.8%

	Australia – 2.3%

64,649	APA Group	$294,830

42,246	Asciano Group	67,535

52,219	Australian Infrastructure Fund	103,668

48,361	DUET Group	84,282

9,069	Macquarie Atlas Roads Group —	13,430

49,890	MAp Group	178,021

5,462	QR National	18,871

21,751	SP AusNet	22,679

63,072	Spark Infrastructure Group	80,359

87,736	Transurban Group	481,273

32,103	Woodside Petroleum	1,222,384

42,462	WorleyParsons	1,232,445
	Total Australia	3,799,777
	Austria – 0.4%

25,435	Erste Group Bank	542,235

579	Flughafen Wien	26,024

4,760	Oesterreichische Post	143,560

224	Verbund AG	6,505
	Total Austria	718,324
	Belgium – 0.6%

17,528	Anheuser-Busch InBev	972,035

718	Elia System Operator	29,136
	Total Belgium	1,001,171
	Brazil – 1.5%

9,189	Companhia de Concessoes Rodoviarias	253,268

3,656	Companhia de Gas de Sao Paulo, Class A	74,745

3,060	Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	166,036

658	Companhia de Saneamento de Minas Gerais	12,303

840	Companhia de Transmissao de Energia Electrica Paulista	24,224

32,550	Companhia Energetica de Minas Gerais – ADR	554,652

686	Companhia Energetica do Ceara-COELCE, Class A	13,865

3,970	Companhia Paranaense de Energia-Copel – ADR	80,115

950	CPFL Energia – ADR	24,690

5,941	EcoRodovias Infraestructura e Logistica —	44,812

20,866	Energias do Brasil	451,144

29,856	Itau Unibanco Holding – ADR	570,847

6,728	Santos Brasil Participacoes	99,734

8,441	Wilson Sons – BDR	120,947
	Total Brazil	2,491,382
	Canada – 4.6%

4,758	Agrium	391,536

14,611	Algonquin Power & Utilities	82,088

2,406	ATCO, Class I	146,955

16,196	Bank of Nova Scotia	852,072

Nuveen Investments	31

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Canada (continued)

1,878	Brookfield Renewable Power Fund	$51,455

30,847	Cameco	661,051

25,561	Cenovus Energy	875,498

1,927	Emera	63,276

23,578	Enbridge	818,392

36,560	EnCana	793,004

263	Just Energy	2,839

440	Keyera	20,072

119,749	Lundin Mining —	469,745

63,154	Manulife Financial	834,264

3,087	Pembina Pipeline	84,023

26,887	Suncor Energy	857,964

2,752	TransCanada	118,446

4,025	Veresen	58,189

347	Westshore Terminals Investment	8,463

29,727	Yamana Gold	445,013
	Total Canada	7,634,345
	Chile – 0.4%

18,688	Empresa Electrica Del Norte Grande	51,100

2,641	Empresa Nacional de Electrcidad – ADR	127,402

8,007	Sociedad Quimica y Minera de Chile – ADR	468,409
	Total Chile	646,911
	China – 1.7%

598,000	Agile Property Holdings	539,022

65,350	China Merchants Bank	131,952

138,951	China Suntien Green Energy, Class H	31,601

7,872	ENN Energy Holdings	28,446

773,000	Industrial & Commercial Bank of China, Class H	482,710

13,421	New Oriental Education & Technology Group – ADR —	397,798

69,500	Ping An Insurance	515,440

24,900	Tencent Holdings	575,877

55,203	Zhejiang Expressway, Class H	36,306
	Total China	2,739,152
	Czech Republic – 0.0%

1,080	CEZ	45,669
	Denmark – 0.7%

10,361	Novo Nordisk, Class B	1,099,991
	Finland – 0.6%

3,019	Fortum Oyj	73,477

144,016	Nokia Oyj	969,110
	Total Finland	1,042,587
	France – 4.1%

685	Aeroports de Paris	53,781

18,493	Alstom	688,642

53,576	AXA	861,715

41,231	Carrefour	1,090,890

32	Nuveen Investments

Shares	Description ▲	Value

	France (continued)

10,471	Danone	$725,880

1,027	Electricite de France	30,736

28,086	Groupe Eurotunnel	252,997

7,427	Iliad	867,329

6,037	L’oreal	664,706

28	Rubis	1,591

29,637	Total	1,546,377
	Total France	6,784,644
	Germany – 8.3%

29,628	Adidas	2,086,605

57,278	Aixtron	810,995

15,136	Allianz	1,684,064

3,691	BASF	269,428

14,125	Bayer	899,932

13,310	BMW	1,081,226

13,172	Deutsche Boerse —	725,959

60,016	E.ON	1,447,285

3,694	Fraport Frankfuort Airport	232,581

3,234	Hamburger Hafen und Logistik	99,430

12,240	Henkel KGAA	727,608

13,917	SAP	841,532

11,682	Siemens	1,224,518

34,761	Symrise	899,787

7,094	Wacker Chemie	714,008
	Total Germany	13,744,958
	Hong Kong – 2.5%

56,236	Beijing Capital International Airport, Class H	25,253

12,070	Beijing Enterprises Holdings	66,794

66,658	Cheung Kong Holdings	826,288

51,957	Cheung Kong Infrastructure Holdings	278,319

286,034	China Everbright International	82,580

37,588	China Merchants Holdings International	115,986

4,170	China Resources Gas Group	6,059

352,000	China Resources Land	515,221

272,000	China Unicom	546,888

9,481	CLP Holdings	84,458

20,626	Cosco Pacific	28,699

72,137	Hong Kong & China Gas	162,638

49,310	Hopewell Highway Infrastructure	27,199

446,000	Li & Fung	859,529

179,299	Li Ning	170,935

67,903	MTR	219,191

15,917	Power Assets Holdings	120,950

39,943	Towngas China	21,487
	Total Hong Kong	4,158,474

Nuveen Investments	33

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	India – 0.4%

1,815	GAIL India – GDR	$95,560

17,017	HDFC Bank – ADR	538,758

30,369	Power Grid	65,074
	Total India	699,392
	Ireland – 2.0%

37,072	Covidien	1,743,867

63,955	CRH	1,157,112

44,889	WPP	464,648
	Total Ireland	3,365,627
	Israel – 0.8%

16,099	Nice Systems – ADR —	575,700

17,249	Teva Pharmaceutical Industries – ADR	704,622
	Total Israel	1,280,322
	Italy – 1.9%

22,571	Atlantia	343,787

2,068	Autostrada Torino-Milano	21,629

81,931	Enel	386,559

47,024	Hera —	76,888

5,711	IREN	6,908

161,100	Prada —	807,698

32,995	Saipem	1,474,297

4,195	Societa Inizative Autostradali e Servizi —	34,670

43	Terna-Rete Elettrica Nationale	165
	Total Italy	3,152,601
	Japan – 16.2%

56,309	AMADA	373,564

58,309	Canon	2,647,101

7,400	FANUC	1,196,508

280	INPEX	1,848,583

7,818	Japan Airport Terminal	103,422

4,978	Kamigumi	43,467

2,992	Keyence	760,599

45,900	KOMATSU	1,134,869

73,362	Mitsubishi	1,508,834

46,841	Mitsui Sumitomo Insurance Group	917,445

51,000	NGK Insulators	587,925

8,991	Nintendo	1,356,478

43,655	NKSJ Holdings	873,081

27,623	Nomura Research Institute	621,244

1,189	Rakuten	1,303,424

21,493	SECOM	1,016,472

10,146	SMC	1,578,126

18,545	Sugi Holdings	483,980

60,993	Sumitomo Metal Mining	839,600

449,493	Sumitomo Mitsui Trust	1,538,221

34	Nuveen Investments

Shares	Description ▲	Value

	Japan (continued)

84,431	Suzuki Motor	$1,790,709

16,600	TERUMO	843,447

333,203	The Bank of Yokohama	1,525,542

28,077	THK	547,193

24,004	Tokyo Gas	103,369

42,900	Toyota Motor	1,424,313
	Total Japan	26,967,516
	Lebanon – 0.1%

22,897	Equatorial Energia	149,770
	Luxembourg – 0.7%

9,547	Millicom International Cellular	1,052,905

5,626	SES	143,697
	Total Luxembourg	1,196,602
	Malaysia – 0.2%

137,695	Sime Darby Berhad	397,206
	Mexico – 0.4%

623	Grupo Aeroportuario del Sureste – ADR	35,885

47,789	OHL Mexico —	74,264

18,311	Wal-Mart de Mexico – ADR	470,593
	Total Mexico	580,742
	Netherlands – 1.2%

37,242	Heineken	1,809,280

3,468	Koninklijke Vopak	178,748
	Total Netherlands	1,988,028
	New Zealand – 0.2%

22,643	Auckland International Airport	42,752

60,486	Infratil	90,054

18,534	Port of Tauranga	145,062
	Total New Zealand	277,868
	Norway – 1.5%

3,666	Hafslund, Class B	37,443

161,199	Norsk Hydro	835,012

95,370	Telenor ASA	1,698,801
	Total Norway	2,571,256
	Philippines – 0.1%

51,453	International Container Terminal Services	66,429

331,750	Metro Pacific Investments	25,229
	Total Philppines	91,658
	Portugal – 0.3%

3,593	Brisa Auto-Estradas de Portugal	12,229

174,384	Energias de Portugal	547,830
	Total Portugal	560,059
	Russia – 0.3%

46,383	Gazprom – ADR	538,507

Nuveen Investments	35

Portfolio of Investments

Nuveen International Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Singapore – 1.5%

180,997	CitySpring Infrastructure Trust	$53,922

143,352	ComfortDelGro	158,843

89,634	DBS Group Holdings	875,524

1,427,437	Golden Agri-Resources	730,739

10,886	Hyflux	12,363

55,020	Parkway Life – REIT	78,515

38,004	SembCorp Industries	125,296

62,966	Singapore Airport Terminal Services	122,683

209,009	Singapore Post	170,197

19,275	Singapore Telecommunications	48,733

123,890	SMRT	181,415
	Total Signapore	2,558,230
	South Africa – 0.7%

70,688	MTN Group	1,228,614
	South Korea – 0.5%

2,028	Samsung Electronics – GDR	885,717
	Spain – 1.1%

80,851	Banco Santander	684,308

26,649	Distribuidora International de Alimentacion —	121,869

2,444	Enagas	48,058

3,964	Ferrovial	50,383

46,924	Grifols —	872,434
	Total Spain	1,777,052
	Sweden – 0.7%

115,297	Ericsson	1,201,802
	Switzerland – 9.1%

45,286	ABB	852,528

20,546	Adecco	986,767

19,122	Compagnie Financiere Richemont	1,089,277

155	Flughafen Zuerich	59,441

48,149	Foster Wheeler	1,026,537

15,888	Holcim	1,006,125

45,372	Nestle	2,624,212

47,925	Noble	1,722,424

22,252	Novartis	1,253,573

18,986	Roche Holding	3,115,022

40,849	UBS	516,258

57,389	Xstrata	955,902
	Total Switzerland	15,208,066
	Taiwan – 0.3%

181,200	Hon Hai Precision Industry	496,738
	Turkey – 0.6%

263,570	Turkiye Garanti Bankasi	924,754
	United Kingdom – 15.4%

50,980	Anglo American	1,868,949

36	Nuveen Investments

Shares	Description ▲	Value

	United Kingdom (continued)

97,399	ARM Holdings	$913,882

54,836	BG Group	1,189,063

38,012	BHP Billiton	1,196,977

20,969	BP – ADR	926,410

65,480	British Sky Broadcasting Group	738,317

76,905	Centrica	366,113

96,936	Diageo	2,006,163

106,289	GlaxoSmithKline	2,385,373

23,784	HSBC Holdings – ADR	1,038,409

10,409	National Grid – ADR	521,179

2,986	Pennon Group	33,356

121,570	Prudential	1,255,708

173,757	Reed Elsevier	1,487,501

111,150	Rolls-Royce Holdings	1,251,155

29,885	Schroders	684,013

7,597	Scottish & Southern Energy	164,142

4,226	Severn Trent	102,863

62,089	Standard Chartered	1,448,803

184,923	Tesco	1,192,274

27,557	United Utilities Group	268,632

71,825	Vedanta Resources	1,466,021

55,858	Vodafone Group – ADR	1,555,087

45,843	Willis Group Holdings	1,664,559
	Total United Kingdom	25,724,949
	United States – 3.9%

1,076	American States Water	37,595

10,354	American Tower, Class A —	570,505

1,105	American Water Works	33,736

13,624	Brookfield Infrastructure Partners	341,826

16,585	Bunge	1,024,455

21	California Water Service Group	390

3,310	Chesapeake Utilities	140,311

940	Consolidated Edison	54,398

7,795	Crown Castle International —	322,401

3,687	Dominion Resources	190,212

10,322	El Paso	258,153

932	Exelon	41,371

2,655	ITC Holdings	192,965

257	Kinder Morgan Management	7,350

1,900	NextEra Energy	107,160

4,585	NiSource	101,283

1,638	Northeast Utilities —	56,626

1,080	Northwest Natural Gas	50,458

4,039	OGE Energy	208,978

14,536	Philip Morris International	1,015,630

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	United States (continued)

2,795	PPL	$82,089

14,779	Questar	284,791

522	Republic Services	14,856

3,496	Schlumberger	256,851

1,176	Sempra Energy	63,186

60	SJW	1,397

13,171	Spectra Energy	377,086

2,852	Standard Parking —	50,167

3	UGI	86

2,583	UIL Holdings	88,029

740	Unitil	19,736

5,101	Waste Connections	173,689

5,984	Wisconsin Energy	194,061

5,062	Xcel Energy	130,852
	Total United States	6,492,679
	Total Common Stocks (cost $152,809,180)	146,223,140
	EXCHANGE-TRADED FUNDS – 4.0%

	United States – 4.0%

97,640	iShares MSCI Malysia Index Fund	1,355,243

11,127	iShares MSCI Indonesia Investment Market Index Fund	331,918

62,478	Market Vectors Agribusiness	3,125,774

31,966	Market Vectors Gold Miners	1,880,560
	Total Exchange-Traded Funds (cost $7,292,585)	6,693,495
	RIGHTS – 0.0%

	Spain – 0.0%

80,851	Banco Santander —	13,984
	Total Rights (Cost $0)	13,984

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 7.8%

	Money Market Funds – 2.7%

4,510,519	State Street Institutional Liquid Reserves Fund, 0.150% Ω	$4,510,519
	U.S. Treasury Obligations – 5.1%

	U.S. Treasury Bills ☐

$7,440	0.022%, 03/01/2012	7,439,449

1,032	0.025%, 03/08/2012	1,031,908
$8,472	Total U.S. Treasury Obligations	8,471,357
	Total Short-Term Investments (cost $12,981,998)	12,981,876
	Total Investments (cost $173,083,763) – 99.6%	165,912,495
	Other Assets Less Liabilities – 0.4% ¯	625,209
	Net Assets – 100.0%	$166,537,704

38	Nuveen Investments

Investment in Derivatives at October 31, 2011

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	53	11/11	$4,490,369	$136,102
E-Mini MSCI EAFE	Short	(44)	12/11	(3,257,980)	(230,218)
E-Mini MSCI Emerging Market Index	Long	53	12/11	2,587,990	26,461
Euro STOXX 50 Index	Long	105	12/11	3,469,489	535,794
FTSE 100 Index	Long	225	12/11	20,037,022	1,459,210
FTSE JSE Top 40	Short	(120)	12/11	(4,407,586)	(237,512)
Great Butlan Futures Index	Short	(9)	12/11	(907,088)	(44,416)
Mexican Bolsa Index	Short	(169)	12/11	(4,588,502)	(314,273)
NASDAQ 100	Short	(38)	12/11	(1,790,560)	(80,028)
Nikkei 225 Index	Long	247	12/11	10,979,150	239,714
OMXS 30 Index	Long	292	11/11	4,447,798	178,091
Russell 2000 Mini Index	Short	(113)	12/11	(8,354,090)	(532,061)
SGX S&P CNX Nifty	Short	(422)	11/11	(4,512,868)	(198,340)
S&P 500 Index	Short	(9)	12/11	(2,810,925)	(156,186)
S&P TSX 60	Short	(73)	12/11	(10,204,986)	102,162
SPI 200	Long	111	12/11	12,528,824	543,489
					$1,427,989

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2011.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments

Nuveen International Select Fund

(formerly known as First American International Select Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 86.3%

	Argentina – 0.3%

58,254	YPF Sociedad Anonima	$1,957,917
	Australia – 2.1%

170,856	APA Group	779,184

111,786	Asciano Group	178,702

138,003	Australian Infrastructure Fund	273,972

72,815	BHP Billiton	2,850,307

127,789	DUET Group	222,706

23,960	Macquarie Atlas Roads Group —	35,480

133,518	MAp Group	476,429

14,668	QR National	50,678

57,476	SP AusNet	59,929

169,055	Spark Infrastructure Group	215,390

231,815	Transurban Group	1,271,614

77,073	Woodside Petroleum	2,934,703

109,941	WorleyParsons	3,190,999
	Total Australia	12,540,093
	Austria – 0.3%

63,791	Erste Group Bank	1,359,926

1,539	Flughafen Wien	69,173

12,625	Oesterreichische Post	380,765

592	Verbund	17,191
	Total Austria	1,827,055
	Belgium – 0.4%

37,285	Anheuser-Busch InBev	2,067,683

2,128	Elia System Operator	86,353
	Total Belgium	2,154,036
	Brazil – 7.2%

380,243	Banco do Brasil	5,802,701

225,840	Cielo	6,028,626

46,300	Companhia de Bebidas das Americas – ADR	1,561,236

74,674	Companhia de Concessoes Rodoviarias	2,058,173

9,832	Companhia de Gas de Sao Paulo, Class A	201,010

8,086	Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	438,746

1,657	Companhia de Saneamento de Minas Gerais	30,981

2,181	Companhia de Transmissao de Energia Electrica Paulista	62,895

1,718	Companhia Energetica do Ceara-Coelce, Class A	34,723

253,954	Companhia Energetica de Minas Gerais – ADR	4,327,376

10,473	Companhia Paranaense de Energia-Copel – ADR	211,345

208,500	Companhia Siderurgica Nacional – ADR	1,951,560

2,511	CPFL Energia – ADR	65,261

15,955	EcoRodovias Infraestructura e Logistica	120,347

55,653	Energias do Brasil	1,203,273

190,249	Hypermarcas	1,034,992

117,202	Itau Unibanco Holding – ADR	2,240,902

40	Nuveen Investments

Shares	Description ▲	Value

	Brazil (continued)

104,200	Natura Cosmeticos	$2,033,200

356,630	Redecard	5,928,427

17,919	Santos Brasil Participacoes	265,625

162,995	Souza Cruz	2,022,188

10,700	Usinas Siderurgicas de Minas Gerais, Class A	74,850

167,300	Vale – ADR	4,251,093

22,634	Wilson Sons – BDR	324,313
	Total Brazil	42,273,843
	Canada – 3.9%

11,030	Agrium	907,659

39,187	Algonquin Power & Utilities	220,163

6,462	ATCO, Class I	394,689

41,917	Bank of Nova Scotia	2,205,253

4,898	Brookfield Renewable Power Fund	134,201

102,716	Cameco	2,201,204

59,257	Cenovus Energy	2,029,630

5,040	Emera	165,497

63,081	Enbridge	2,189,542

84,737	EnCana	1,837,987

112,500	First Quantum Minerals	2,360,045

659	Just Energy	7,114

1,130	Keyera	51,549

277,700	Lundin Mining —	1,089,347

171,252	Manulife Financial	2,262,239

8,132	Pembina Pipeline	221,341

84,813	Suncor Energy	2,706,383

7,363	TransCanada	316,904

10,616	Veresen	153,475

927	Westshore Terminals Investment	22,609

68,919	Yamana Gold	1,031,717
	Total Canada	22,508,548
	Chile – 0.4%

49,802	Empresa Electrica Del Norte Grande	136,177

6,979	Empresa Nacional de Electrcidad – ADR	336,667

31,260	Sociedad Quimica y Minera de Chile – ADR	1,828,710
	Total Chile	2,301,554
	China – 2.5%

2,424,000	Agile Property Holdings	2,184,933

1,931,350	China Construction Bank, Class H	1,419,031

256,400	China Merchants Bank	517,714

364,789	China Suntien Green Energy, Class H	82,963

19,484	ENN Energy Holdings	70,406

3,017,000	Industrial & Commercial Bank of China, Class H	1,884,006

21,700	NetEase.com – ADR —	1,027,929

51,896	New Oriental Education & Technology Group – ADR —	1,538,197

Nuveen Investments	41

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	China (continued)

285,000	Ping An Insurance	$2,113,674

101,500	Tencent Holdings	2,347,449

249,500	Weichai Power, Class H	1,255,449

132,658	Zhejiang Expressway, Class H	87,246
	Total China	14,528,997
	Czech Republic – 0.0%

2,834	CEZ	119,838
	Denmark – 0.3%

16,879	Novo Nordisk, Class B	1,791,983
	Egypt – 0.8%

370,485	Commercial International Bank	1,648,578

34,206	Eastern Tobacco	539,040

23,297	Mobinil	403,195

45,175	Orascom Construction Industries	1,824,147
	Total Egypt	4,414,960
	Finland – 0.4%

8,079	Fortum Oyj	196,628

333,869	Nokia Oyj	2,246,665
	Total Finland	2,443,293
	France – 2.6%

1,836	Aeroports de Paris	144,149

42,870	Alstom	1,596,393

125,267	AXA	2,014,788

95,584	Carrefour	2,528,962

27,469	CFAO	1,061,074

2,755	Electricite de France	82,451

24,696	DANONE	1,711,998

75,195	Groupe Eurotunnel	677,352

13,999	L’oreal	1,541,365

75	Rubis	4,262

68,703	Total	3,584,733
	Total France	14,947,527
	Germany – 5.3%

66,448	Adidas	4,679,719

104,351	Aixtron	1,477,499

35,084	Allianz	3,903,521

8,551	BASF	624,188

29,907	Bayer	1,905,435

26,413	BMW	2,145,637

32,851	Deutsche Boerse —	1,810,543

139,860	E.ON	3,372,722

9,822	Fraport Frankfurt Airport	618,411

8,681	Hamburger Hafen und Logistik	266,900

28,376	Henkel KGAA	1,686,814

32,263	SAP	1,950,877

42	Nuveen Investments

Shares	Description ▲	Value

	Germany (continued)

27,085	Siemens	$2,839,074

80,590	Symrise	2,086,070

16,317	Wacker Chemie	1,642,300
	Total Germany	31,009,710
	Hong Kong – 2.7%

130,923	Beijing Capital International Airport, Class H	58,791

31,158	Beijing Enterprises Holdings	172,425

154,975	Cheung Kong Holdings	1,921,059

139,053	Cheung Kong Infrastructure Holdings	744,868

755,109	China Everbright International	218,004

2,619,000	China Longyuan Power, Class H	2,174,891

100,937	China Merchants Holdings International	311,464

6,275	China Resources Gas Group	9,117

1,406,000	China Resources Land	2,057,957

1,068,000	China Unicom	2,147,338

33,972	CLP Holdings	302,627

52,475	Cosco Pacific	73,015

193,230	Hong Kong & China Gas	435,652

129,629	Hopewell Highway Infrastructure	71,501

2,458,000	Huabao International Holdings	1,561,464

1,162,000	Li & Fung	2,239,400

415,918	Li Ning	396,515

178,731	MTR	576,940

42,654	Power Assets Holdings	324,120

107,270	Towngas China	57,705
	Total Hong Kong	15,854,853
	Hungary – 0.3%

96,008	OTP Bank	1,505,425
	India – 2.0%

172,631	Bank of India	1,173,888

352,945	Bharat Heavy Electricals	2,291,475

4,795	GAIL India – GDR	252,457

66,444	HDFC Bank – ADR	2,103,617

17,400	Infosys Technologies – ADR	1,019,466

158,123	Jindal Steel & Power	1,811,739

80,964	Power Grid	173,487

144,748	Punjab National Bank	2,886,724
	Total India	11,712,853
	Indonesia – 1.6%

1,401,566	Bank of Mandiri	1,118,010

2,732,500	Perusahaan Gas Negara	901,336

1,415,300	Semen Gresik Persero	1,505,897

547,700	Tambang Batubara Bukit Asam	1,123,157

98,500	Telekomunikasi Indonesia – ADR	3,329,300

469,519	United Tractors	1,291,438
	Total Indonesia	9,269,138

Nuveen Investments	43

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Ireland – 1.3%

85,940	Covidien	$4,042,618

148,270	CRH	2,682,590

104,067	WPP	1,077,203
	Total Ireland	7,802,411
	Israel – 0.5%

35,041	NICE Systems – ADR —	1,253,066

44,374	Teva Pharmaceutical Industries – ADR	1,812,678
	Total Israel	3,065,744
	Italy – 1.2%

60,410	Atlantia	920,126

5,534	Autostrada Torino-Milano	57,879

189,940	Enel Green Power	896,156

126,290	Hera	206,495

15,095	IREN	18,258

350,700	Prada —	1,758,285

71,325	Saipem	3,186,975

11,083	Societa Iniziative Autostradali e Servizi	91,597

116	Terna-Rete Elettrica Nationale	446
	Total Italy	7,136,217
	Japan – 10.5%

130,749	AMADA	867,413

129,246	Canon	5,867,485

15,800	FANUC	2,554,706

460	INPEX	3,036,958

20,534	Japan Airport Terminal	271,638

13,319	Kamigumi	116,300

6,915	Keyence	1,757,868

106,200	KOMATSU	2,625,775

170,186	Mitsubishi	3,500,209

108,564	Mitsui Sumitomo Insurance Group	2,126,373

161,000	NGK Insulators	1,856,000

20,675	Nintendo	3,119,250

101,198	NKSJ Holdings	2,023,940

64,011	Nomura Research Institute	1,439,613

2,450	Rakuten	2,685,776

49,738	SECOM	2,352,266

24,173	SMC	3,759,910

42,783	Sugi Holdings	1,116,533

141,592	Sumitomo Metal Mining	1,949,086

1,042,207	Sumitomo Mitsui Trust	3,566,562

195,730	Suzuki Motor	4,151,265

39,000	TERUMO	1,981,591

773,284	The Bank of Yokohama	3,540,416

64,849	THK	1,263,842

62,215	TOKYO GAS	267,918

44	Nuveen Investments

Shares	Description ▲	Value

	Japan (continued)

97,100	Toyota Motor	$3,223,796
	Total Japan	61,022,489
	Lebanon – 0.1%

61,070	Equatorial Energia	399,462
	Luxembourg – 0.7%

21,539	Millicom International Cellular	2,375,460

27,255	Oriflame Cosmetics – SDR	1,084,359

14,869	SES	379,777
	Total Luxembourg	3,839,596
	Malaysia – 0.3%

61,800	British American Tobacco	930,401

318,932	Sime Darby Berhad	920,016
	Total Malaysia	1,850,417
	Mexico – 1.7%

90,400	America Movil, Series L – ADR	2,297,968

29,700	Desarrolladora Homex – ADR —	444,312

1,645	Grupo Aeroportuario del Sureste – ADR	94,752

919,353	Grupo Mexico, Series B	2,548,279

70,400	Grupo Televisa – ADR	1,501,632

182,700	Kimberly-Clark de Mexico, Series A	1,039,829

128,274	OHL Mexico —	199,336

71,951	Wal-Mart de Mexico – ADR	1,849,141
	Total Mexico	9,975,249
	Netherlands – 0.8%

88,133	Heineken	4,281,652

9,289	Koninklijke Vopak	478,774
	Total Netherlands	4,760,426
	New Zealand – 0.1%

59,830	Auckland International Airport	112,966

159,773	Infratil	237,876

49,175	Port of Tauranga	384,883
	Total New Zealand	735,725
	Norway – 1.0%

9,437	Hafslund, Class B	96,385

373,710	Norsk Hydro	1,935,822

201,735	Telenor ASA	3,593,452
	Total Norway	5,625,659
	Philippines – 0.6%

137,138	International Container Terminal Services	177,054

890,835	Metro Pacific Investments	67,747

59,600	Philippine Long Distance Telephone – ADR	3,310,184
	Total Philippines	3,554,985
	Portugal – 0.2%

9,614	Brisa Auto-Estradas de Portugal	32,722

Nuveen Investments	45

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Portugal (continued)

403,981	Energias de Portugal	$1,269,113
	Totla Portugal	1,301,835
	Russia – 2.4%

189,961	Gazprom – ADR	2,205,447

176,187	Gazprom OAO – ADR	2,056,102

21,100	LUKOIL – ADR	1,222,137

43,971	Magnit – GDR	957,165

162,450	Mobile TeleSystems – ADR	2,321,411

825,980	Sberbank	2,316,874

408,336	TNK-BP Holding	1,116,787

36,824	Uralkali – GDR, Class S	1,586,815
	Total Russia	13,782,738
	Singapore – 1.1%

477,013	CitySpring Infrastructure Trust	142,110

379,392	ComfortDelGro	420,390

207,870	DBS Group Holdings	2,030,426

3,309,836	Golden Agri-Resources	1,694,384

27,559	Hyflux	31,297

142,794	Parkway Life – REIT	203,771

102,027	SembCorp Industries	336,374

169,101	Singapore Airport Terminal Services	329,477

549,934	Singapore Post	447,813

50,129	Singapore Telecommunications —	126,742

325,498	SMRT	476,635
	Total Singapore	6,239,419
	South Africa – 3.2%

104,097	Bidvest Group	2,058,464

29,021	Kumba Iron Ore	1,714,341

32,338	Massmart Holdings	643,859

163,940	MTN Group	2,849,409

291,390	Murray & Roberts Holdings	884,340

79,661	Nedbank Group	1,409,374

334,892	Pretoria Portland Cement	1,014,188

323,420	Sanlam	1,208,785

168,305	Shoprite Holdings	2,463,948

94,427	Standard Bank Group	1,159,500

55,870	Tiger Brands	1,603,198

185,636	Truworths International	1,868,082
	Total South Africa	18,877,488
	South Korea – 4.0%

23,085	Hite Jinro	526,595

4,997	Hyundai Mobis	1,430,098

39,580	KB Financial Group	1,533,403

323,002	Korea Life Insurance	1,804,495

47,860	KT&G	2,993,931

46	Nuveen Investments

Shares	Description ▲	Value

	South Korea (continued)

10,351	NHN	$2,159,433

3,859	Samsung Electronics – GDR	3,322,063

8,236	Samsung Electronics – GDR	3,597,026

101,306	Shinhan Financial Group – ADR	4,035,741

52,357	Woongjin Coway	1,803,642
	Total South Korea	23,206,427
	Spain – 0.7%

187,439	Banco Santander —	1,586,458

61,774	Distribuidora International de Alimentacion —	282,500

6,458	Enagas	126,987

10,638	Ferrovial	135,210

98,535	Grifols	1,832,010
	Total Spain	3,963,165
	Sweden – 0.5%

267,293	Ericsson	2,786,136
	Switzerland – 5.8%

100,166	ABB	1,885,667

45,807	Adecco	2,199,983

37,197	Compagnie Financiere Richemont	2,118,913

414	Flughafen Zuerich	158,766

111,623	Foster Wheeler	2,379,802

35,142	Holcim	2,225,406

100,002	Nestle	5,783,885

111,110	Noble	3,993,293

51,587	Novartis	2,906,168

42,139	Roche Holding	6,913,721

94,696	UBS	1,196,788

133,006	Xstrata	2,215,418
	Total Switzerland	33,977,810
	Taiwan – 1.5%

89,000	Delta Electronics	209,261

1,186,497	Hon Hai Precision Industry	3,252,637

75,706	HTC	1,701,374

122,150	MediaTek	1,281,875

975,961	Taiwan Semiconductor Manufacturing	2,378,297
	Total Taiwan	8,823,444
	Thailand – 0.9%

88,000	Banpu Public	1,813,110

703,400	CP ALL	1,075,115

214,600	Kasikornbank	866,671

38,400	PTT Exploration and Production Public Company	208,546

98,200	Siam Cement	1,176,228
	Total Thailand	5,139,670
	Turkey – 1.8%

377,681	Akbank T.A.S.	1,375,494

Nuveen Investments	47

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Turkey (continued)

413,264	Koc Holding	$1,468,979

216,000	Turkcell Iletisim Hizmetleri – ADR	2,661,120

610,880	Turkiye Garanti Bankasi	2,143,315

1,170,650	Turkiye Is Bankasi, Class C	2,720,882
	Total Turkey	10,369,790
	United Kingdom – 9.5%

117,832	Anglo American	4,319,772

190,093	ARM Holdings	1,783,618

120,170	BG Group	2,605,765

48,611	BP – ADR	2,147,634

154,106	British Sky Broadcasting Group	1,737,617

206,566	Centrica	983,376

224,723	Diageo	4,650,810

246,405	GlaxoSmithKline	5,529,903

47,816	HSBC Holdings – ADR	2,087,647

27,954	National Grid – ADR	1,399,657

7,847	Pennon Group	87,657

233,990	Prudential	2,416,906

402,827	Reed Elsevier	3,448,527

251,076	Rolls-Royce Group	2,826,226

70,514	Schroders	1,613,936

20,403	Scottish & Southern Energy	440,830

11,382	Severn Trent	277,044

139,782	Standard Chartered	3,261,715

390,706	Tesco	2,519,041

74,009	United Utilities Group	721,456

156,481	Vedanta Resources	3,193,936

129,493	Vodafone Group – ADR	3,605,085

106,307	Willis Group Holdings	3,860,007
	Total United Kingdom	55,518,165
	United States – 2.8%

2,842	American States Water	99,299

27,807	American Tower, Class A —	1,532,166

2,919	American Water Works	89,117

36,590	Brookfield Infrastructure Partners	918,043

38,450	Bunge	2,375,056

57	California Water Service Group	1,058

8,749	Chesapeake Utilities	370,870

2,522	Consolidated Edison	145,948

20,879	Crown Castle International —	863,555

9,895	Dominion Resources	510,483

27,280	El Paso	682,273

2,493	Exelon	110,664

7,102	ITC Holdings	516,173

690	Kinder Morgan	19,734

48	Nuveen Investments

Shares	Description ▲	Value

	United States (continued)

5,103	NextEra Energy	$287,809

12,117	NiSource	267,665

4,328	Northeast Utilities —	149,619

2,863	Northwest Natural Gas	133,759

10,831	OGE Energy	560,396

33,699	Philip Morris International	2,354,549

7,416	PPL	217,808

39,500	Questar	761,165

1,378	Republic Services	39,218

8,100	Schlumberger	595,107

3,107	Sempra Energy	166,939

158	SJW	3,678

35,297	Spectra Energy	1,010,553

7,640	Standard Parking —	134,388

6,936	UIL Holdings	236,379

1,966	Unitil	52,433

13,558	Waste Connections	461,650

16,072	Wisconsin Energy	521,215

13,538	Xcel Energy	349,957
	Total United States	16,538,726
	Total Common Stocks (cost $515,130,695)	503,454,816
	EXCHANGE-TRADED FUNDS – 5.1%

	United States – 5.1%

1,311	iShares MSCI Indonesia Investable Market Index Fund	39,107

363,000	iShares MSCI Malaysia Index Fund	5,038,440

241,000	Market Vectors Agribusiness	12,057,230

120,000	Market Vectors Gold Miners	7,059,600

181,000	Market Vectors Russia	5,513,260
	Total Exchange-Traded Funds (cost $31,546,782)	29,707,637
	RIGHTS – 0.0%

	Spain – 0.0%

187,439	Banco Santander —	32,420
	Total Rights (cost $–)	32,420

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 8.5%
	Money Market Funds – 3.6%

21,253,411	State Street Institutional Liquid Reserves Fund, 0.150% Ω	$21,253,411

Nuveen Investments	49

Portfolio of Investments

Nuveen International Select Fund (continued)

October 31, 2011

Shares/ Principal Amount (000)	Description ▲	Value

	U.S. Treasury Obligations – 4.9%

	U.S. Treasury Bills ☐

$24,750	0.022%, 03/01/2012	$24,748,169

4,025	0.025%, 03/08/2012	4,024,642

28,775	Total U.S. Treasury Obligations	28,772,811
	Total Short-Term Investments (cost $50,026,407)	50,026,222
	Total Investments (cost $596,703,884) – 99.9%	583,221,095
	Other Assets Less Liabilities – 0.1% ¯	493,594
	Net Assets – 100.0%	$583,714,689

Investments in Derivatives at October 31, 2011

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency	Short	(135)	12/11	$(14,216,850)	$(536,510)
British Pound Currency	Short	(9)	12/11	(907,088)	(44,416)
Dollar Index	Long	240	12/11	18,313,442	(257,398)
E-Mini MSCI EAFE	Long	103	12/11	7,626,635	489,954
E-Mini MSCI Emerging Market Index	Long	384	12/11	18,750,720	452,302
Euro FX Currency	Short	(24)	12/11	(4,176,000)	(143,296)
FTSE 100 Index	Long	356	12/11	31,703,021	2,293,060
FTSE JSE Top 40	Short	(441)	12/11	(16,197,879)	(1,020,104)
H-Shares Index	Long	57	11/11	3,839,473	275,946
Mexican Bolsa Index	Short	(65)	12/11	(1,764,808)	(120,874)
Nasdaq 100 E-Mini	Short	(446)	12/11	(21,015,520)	(1,280,074)
Nikkei 225 Index	Long	479	12/11	21,291,550	464,869
OMXS 30 Index	Long	730	11/11	11,194,495	445,228
Russell 2000 Mini Index	Short	(414)	12/11	(30,607,020)	(1,949,319)
S&P 500 Index	Short	(73)	12/11	(22,799,725)	(1,266,842)
S&P TSX 60	Long	171	12/11	23,904,831	(278,901)
SGX S&P CNX Nifty	Short	(446)	11/11	(4,769,524)	(209,620)
SPI 200	Long	307	12/11	34,651,793	1,503,163
STOXX Euro Small 20 Index	Short	(391)	12/11	(4,198,367)	(284,304)
					$(1,467,136)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2011.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund

(formerly known as Nuveen Quantitative Large Cap Core Fund and First American Quantitative Large Cap Core Fund)

October 31, 2011

Shares	Description ▲	Value

	COMMON STOCKS – 98.0%

	Consumer Discretionary – 7.6%

2,160	Amazon.com — ▼	$461,182

2,627	Autoliv ▼	151,762

2,329	Bed Bath & Beyond — ▼	144,025

11,281	Carnival ▼	397,204

5,919	Coach	385,149

14,954	Comcast, Class A ▼	350,671

996	Foot Locker ▼	21,772

9,373	Gap ▼	177,150

3,950	Guess?	130,310

8,762	Home Depot ▼	313,680

1,190	J Crew Group Escrow Shares — ■	—

8,790	Johnson Controls ▼	289,455

285	Kohl’s	15,108

26,234	Lowe’s ▼	551,439

4,794	Mattel ▼	135,382

2,878	McGraw-Hill	122,315

17,037	Newell Rubbermaid	252,148

60,454	News, Class A	1,059,154

4,900	Nike, Class B ▼	472,115

1,640	Nordstrom ▼	83,132

2,782	Omnicom Group ▼	123,743

14,840	Signet Jewelers	639,752

4,260	Stanley Black & Decker	272,001

7,398	Staples ▼	110,674

2,907	Target	159,158

2,492	TJX	146,854

321	TRW Automotive Holdings —	13,514

1,427	Tupperware	80,683

10,930	Viacom, Class B	479,280

20,911	Walt Disney ▼	729,376
	Total Consumer Discretionary	8,268,188
	Consumer Staples – 8.1%

9,656	Altria Group ▼	266,023

20,064	Archer-Daniels-Midland ▼	580,652

4,850	Avon Products	88,658

17,617	Coca-Cola	1,203,593

28,700	Coca-Cola Enterprises	769,734

1,469	Colgate-Palmolive	132,754

7,659	ConAgra Foods	194,002

6,552	Corn Products International	317,772

7,819	CVS Caremark	283,830

303	General Mills	11,675

303	Hansen Natural —	26,994

479	JM Smucker	36,893

Nuveen Investments	51

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Consumer Staples (continued)

4,326	Molson Coors Brewing, Class B	$183,163

12,737	PepsiCo	801,794

12,774	Philip Morris International	892,519

23,384	Procter & Gamble	1,496,342

8,879	Reynolds American ▼	343,440

9,120	Sysco	252,806

9,655	Walgreens	320,546

9,062	Wal-Mart Stores ▼	513,997
	Total Consumer Staples	8,717,187
	Energy – 15.0%

16,409	Baker Hughes	951,558

5,056	Cameron International — ▼	248,452

27,298	Chevron ▼	2,867,655

9,075	ConocoPhillips	632,074

55,616	Exxon Mobil ▼	4,343,053

22,653	Halliburton	846,316

8,086	Helmerich & Payne ▼	430,014

2,306	HollyFrontier	70,771

5,169	Marathon Oil	134,549

15,381	Marathon Petroleum ▼	552,178

17,876	Nabors Industries — ▼	327,667

12,330	National Oilwell Varco ▼	879,499

11,030	Noble Energy ▼	396,418

3,404	Occidental Petroleum	316,368

7,172	Oceaneering International ▼	300,005

4,292	Oil States International — ▼	298,766

12,094	Patterson-UTI Energy	245,750

3,376	Rowan — ▼	116,438

9,986	RPC ▼	185,440

20,017	Schlumberger	1,470,649

2,294	Superior Energy Services — ▼	64,507

19,820	Valero Energy ▼	487,572
	Total Energy	16,165,699
	Financials – 18.9%

16,532	ACE ▼	1,192,784

11,365	Aflac ▼	512,448

16,998	American Capital — ▼	132,074

41,807	American Capital Agency – REIT	1,150,111

14,602	Ameriprise Financial	681,621

43,074	Annaly Capital Management – REIT ▼	725,797

5,114	AON	238,415

34,031	Ares Capital	526,460

2,680	Arthur J. Gallagher	82,812

8,053	Assurant	310,363

11,164	Assured Guaranty	142,229

52	Nuveen Investments

Shares	Description ▲	Value

	Financials (continued)

32,057	Bank of America	$218,949

22,654	Bank of New York Mellon	482,077

19,642	Berkshire Hathaway, Class B — ▼	1,529,326

2,315	BlackRock	365,284

11,105	BOK Financial ▼	579,903

556	Brown & Brown	12,276

1,138	Capital One Financial ▼	51,961

14,877	Charles Schwab ▼	182,690

10,698	Chubb ▼	717,301

4,510	Citigroup	142,471

566	CME Group ▼	155,967

10,265	Discover Financial Services	241,843

5,990	East West Bancorp	116,625

39,375	First Niagara Financial Group ▼	361,856

5,727	Franklin Resources	610,670

4,886	Fulton Financial ▼	46,124

2,300	Hartford Financial Services Group ▼	44,275

19,529	HCC Insurance Holdings ▼	519,667

32,042	Huntington Bancshares ▼	165,978

5,430	Invesco	108,980

33,488	JPMorgan Chase	1,164,043

511	Kemper	13,741

10,278	Lincoln National ▼	195,796

6,982	Loew’s	277,185

4,303	M&T Bank	327,501

2,961	Marsh & McLennan	90,666

2,737	MetLife	96,233

2,018	NASDAQ OMX Group —	50,551

2,644	Northern Trust	107,003

4,916	NYSE Euronext	130,618

6,908	PNC Financial Services Group	371,029

20,771	Principal Financial Group	535,476

27,485	Progressive	522,490

16,799	Protective Life	312,461

12,350	Prudential Financial	669,370

5,516	Raymond James Financial	167,521

1,654	Reinsurance Group of America	86,388

7,738	State Street ▼	312,538

6,037	T. Rowe Price Group ▼	318,995

8,534	Travelers	497,959

5,110	Validus Holdings	139,810

62,963	Wells Fargo	1,631,371
	Total Financials	20,368,082
	Health Care – 12.0%

17,869	Abbott Laboratories	962,603

Nuveen Investments	53

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Health Care (continued)

14,108	Aetna	$560,934

1,049	AmerisourceBergen ▼	42,799

10,155	Amgen	581,577

908	Baxter International	49,922

141	Becton, Dickinson & Company	11,030

18,137	Bristol-Myers Squibb	572,948

5,954	Cardinal Health	263,584

6,937	CIGNA	307,587

5,740	Coventry Health Care —	182,589

6,855	Covidien ▼	322,459

15,795	Eli Lilly	586,942

3,970	Gilead Sciences —	165,390

2,005	Humana	170,204

34,500	Johnson & Johnson ▼	2,221,455

794	McKesson	64,751

18,049	Medtronic	627,022

38,850	Merck	1,340,325

607	PerkinElmer ▼	12,547

114,788	Pfizer	2,210,817

3,557	St. Jude Medical	138,723

4,747	Stryker ▼	227,429

2,699	Thermo Fisher Scientific —	135,679

12,864	UnitedHealth Group	617,343

5,931	WellPoint	408,646

3,179	Zimmer Holdings — ▼	167,311
	Total Heath Care	12,952,616
	Industrials – 8.2%

11,890	3M ▼	939,548

1,524	Carlisle Companies	63,581

650	Caterpillar	61,399

1,644	Crane	72,517

18,919	CSX	420,191

3,845	Cummins	382,308

5,299	Danaher ▼	256,207

3,345	Dover ▼	185,748

13,405	Eaton ▼	600,812

7,137	Emerson Electric ▼	343,432

3,272	Equifax	115,011

1,229	Fluor	69,869

12,182	General Dynamics	781,963

55,979	General Electric	935,409

11,013	Honeywell International	577,081

1,412	Hubbell, Class B	84,423

3,526	Illinois Tool Works ▼	171,469

1,093	KBR	30,506

54	Nuveen Investments

Shares	Description ▲	Value

	Industrials (continued)

6,582	Norfolk Southern ▼	$487,002

3,837	Paccar ▼	165,912

5,065	Parker Hannifin	413,051

8,942	Raytheon	395,147

2,260	Rockwell Automation ▼	152,889

1,160	Rockwell Collins ▼	64,763

7,150	Timken	301,158

1,909	Towers Watson, Class A ▼	125,421

5,286	Union Pacific	526,327

2,166	United Technologies ▼	168,905
	Total Industrials	8,892,049
	Information Technology – 17.5%

6,866	Accenture, Class A ▼	413,745

322	Agilent Technologies —	11,936

6,128	Akamai Technologies —	165,088

5,573	Analog Devices ▼	203,805

6,120	Apple —	2,477,254

11,443	Applied Materials	140,978

831	Autodesk —	28,753

19,982	Automatic Data Processing ▼	1,045,658

23,364	AVX	313,311

19,139	Booz Allen Hamilton Holding — ▼	302,588

838	Broadcom, Class A	30,243

51,274	Cisco Systems	950,107

2,795	Cognizant Technology Solutions, Class A —	203,336

16,227	Computer Sciences ▼	510,501

40,576	Corning	579,831

21,861	eBay —	695,836

3,079	Google, Class A —	1,824,738

35,688	Hewlett-Packard	949,658

5,782	IBM ▼	1,067,531

51,509	Intel ▼	1,264,031

685	MasterCard, Class A	237,859

108,373	Microsoft	2,885,973

30,452	Oracle	997,912

12,906	QUALCOMM	665,950

10,248	Texas Instruments ▼	314,921

4,111	Visa, Class A ▼	383,392

350	Western Digital —	9,324

615	Western Union	10,744

13,444	Yahoo! —	210,264
	Total Information Technology	18,895,267
	Materials – 1.8%

607	Albemarle	32,347

1,168	Ashland	61,857

Nuveen Investments	55

Portfolio of Investments

Nuveen Quantitative Enhanced Core Equity Fund (continued)

October 31, 2011

Shares	Description ▲	Value

	Materials (continued)

2,990	Cabot Microelectronics	$90,238

4,394	Cliffs Natural Resources ▼	299,759

12,958	Dow Chemical	361,269

11,763	E.I. Du Pont de Nemours ▼	565,447

1,406	Eastman Chemical	55,242

197	Monsanto	14,332

1,840	Mosaic	107,750

4,859	Sealed Air ▼	86,490

4,679	Southern Copper	143,552

4,657	Temple-Inland	148,139
	Total Materials	1,966,422
	Telecommunication Services – 3.3%

84,364	AT&T ▼	2,472,709

29,006	Verizon Communications ▼	1,072,642
	Total Telecommunication Services	3,545,351
	Utilities – 5.6%

4,868	Alliant Energy	198,517

2,384	American Electric Power	93,643

1,863	DTE Energy	97,081

25,380	Duke Energy ▼	518,260

5,868	NextEra Energy	330,955

16,407	NSTAR	739,792

13,489	OGE Energy	697,921

12,752	PG&E	547,061

12,564	Pinnacle West Capital	572,667

32,704	Public Service Enterprise Group ▼	1,102,125

1,493	SCANA	63,124

3,204	Sempra Energy	172,151

6,192	Southern	267,494

3,305	Vectren	93,796

3,065	Wisconsin Energy	99,398

16,573	Xcel Energy	428,412
	Total Utilities	6,022,397
	Total Common Stocks (cost $101,760,652)	105,793,258

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 39.8%

	Money Market Funds – 39.8%

42,978,792	Mount Vernon Securities Lending Prime Portfolio, 0.200% Ω †	$42,978,792
	Total Investments Purchased with Collateral from Securities Lending (cost $42,978,792)	42,978,792

56	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	SHORT-TERM INVESTMENTS – 2.3%

	Money Market Funds – 1.6%

1,766,122	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$1,766,122
	U.S. Treasury Obligations – 0.7%

	U.S. Treasury Bills ☐

$750	0.022%, 03/01/2012	749,944
	Total Short-Term Investments (cost $2,516,084)	2,516,066
	Total Investments (cost $147,255,528) – 140.1%	151,288,116
	Other Assets Less Liabilities – (40.1)% ¯	(43,282,059)
	Net Assets – 100.0%	$108,006,057

Investments in Derivatives at October 31, 2011

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation
S&P 500 Index	Long	7	12/11	$2,186,275	$71,822

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

■	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2011.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	57

Portfolio of Investments

Nuveen Tactical Market Opportunities Fund

(formerly known as First American Tactical Opportunities Fund)

October 31, 2011

Shares	Description ▲	Value
	EXCHANGE TRADED FUNDS – 25.2%

49,000	iShares Barclays 1-3 Year Credit Bond Fund	$5,130,790

34,500	iShares iBoxx High Yield Corporate Bond Fund	3,080,160

16,000	iShares S&P U.S. Preferred Stock Index Fund	596,960

64,000	Market Vectors Emerging Markets Local Currency Bond	1,656,960

48,000	Market Vectors High Yield Municipal Index	1,431,840

31,000	Market Vectors Russia	944,260

18,000	PowerShares ETF Trust II Senior Loan Portfolio	432,000

1,200	SPDR S&P Global Natural Resources	63,036
	Total Exchange-Traded Funds (cost $13,386,978)	13,336,006

Principal Amount (000)	Description ▲	Value
	CORPORATE BONDS – 9.8%

	Sovereign – 9.8%

$4,900	Australian Government, 5.750%, 04/15/2012	$5,198,123
	Total Corporate Bonds (cost $5,005,166)	5,198,123

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 9.2%

3,900	U.S. Treasury Bond, 4.500%, 08/15/2039	4,864,033
	Total U.S. Government and Agency Obligations (cost $4,139,381)	4,864,033

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 54.6%

	Money Market Funds – 50.4%

26,652,164	First American Treasury Obligations Fund, 0.000% Ω	$26,652,164
	U.S. Treasury Obligations – 4.2%

	U.S. Treasury Bills ☐

$2,000	0.022%, 03/01/2012	$1,999,852

200	0.025%, 03/08/2012	199,982
$2,200	Total U.S. Treasury Obligations	2,199,834
	Total Short-Term Investments (cost $28,852,023)	28,851,998
	Total Investments (cost $51,383,548) – 98.8%	52,250,160
	Other Assets Less Liabilities – 1.2% ¯	642,649
	Net Assets – 100.0%	$52,892,809

58	Nuveen Investments

Investments in Derivatives at October 31, 2011

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency	Short	(50)	12/11	$(5,265,500)	$(284,548)
Dollar Index	Long	29	12/11	2,212,874	(43,517)
H-Shares Index	Long	17	11/11	1,145,106	82,300
Mini MSCI Emerging Markets Index	Long	26	12/11	1,269,580	8,428
MSCI Taiwan Stock Index	Long	49	11/11	1,310,260	4,350
Nasdaq 100 E-Mini Index	Short	(28)	12/11	(1,319,360)	(41,557)
Nikkei 225 Index	Long	7	12/11	311,150	6,794
Russell 2000 Mini Index	Short	(79)	12/11	(5,840,470)	(364,791)
S&P 500 E-Mini Index	Long	112	12/11	6,996,080	388,119
SGX S&P CNX Nifty Index	Short	(104)	11/11	(1,112,176)	(48,880)
Swiss Market Index	Long	10	12/11	653,224	41,541
U.S. Treasury 2-Year Note	Short	(79)	12/11	(17,402,220)	15,853
					$(235,908)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All percentages shown in the Portfolio of Investments are based on net assets.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of October 31, 2011.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives at October 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Assets & Liabilities (all dollars and shares are rounded to thousands (000), except for per share data)

October 31, 2011

	International	International Select	Quantitative Enhanced Core Equity		Tactical Market Opportunities
Assets
Investments, at value (cost $160,102, $546,678, $101,761 and $22,532, respectively)	$152,930	$533,195	$105,793		$23,398
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	42,979		—
Short-term investments (cost $12,982, $50,026, $2,516 and $28,852, respectively)	12,982	50,026	2,516		28,852
Cash denominated in foreign currencies (cost $5,158, $6,460, $– and $343, respectively)	5,142	6,490	—		347
Receivables:
Deposits with brokers for open futures contracts	1,032	4,025	—		200
Dividends	838	977	119		—
Due from broker	—	—	3		—
From Adviser	—	—	—		3
Interest	1	3	—		51
Investments sold	2,826	7,186	—		361
Reclaims	764	528	—		—
Shares sold	13	354	—		1,140
Other assets	46	36	44		27
Total assets	176,574	602,820	151,454		54,379
Liabilities
Cash overdraft	6,206	9,583	—		328
Payables:
Collateral from securities lending program	—	—	42,979		—
Investments purchased	2,398	5,983	—		1,079
Shares redeemed	108	1,079	212		—
Variation margin on futures contracts	358	1,325	55		28
Accrued expenses:
Management fees	635	726	106		—
12b-1 distribution and service fees	7	1	—		1
Other	324	408	96		50
Total liabilities	10,036	19,105	43,448		1,486
Net assets	$166,538	$583,715	$108,006		$52,893
Class A Shares
Net assets	$22,328	$4,388	$164		$3,558
Shares outstanding	2,008	496	8		317
Net asset value per share	$11.12	$8.85	$21.57		$11.22
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$11.80	$9.39	$21.57	(2)	$11.90
Class B Shares
Net assets	$948	N/A	N/A		N/A
Shares outstanding	94	N/A	N/A		N/A
Net asset value and offering price per share	$10.08	N/A	N/A		N/A
Class C Shares
Net assets	$1,987	$717	$108		$475
Shares outstanding	189	82	5		42
Net asset value and offering price per share	$10.51	$8.72	$21.40		$11.17
Class R3 Shares(1)
Net assets	$11	$13	N/A		N/A
Shares outstanding	1	2	N/A		N/A
Net asset value and offering price per share	$11.11	$8.67	N/A		N/A
Class I Shares(1)
Net assets	$141,264	$578,597	$107,734		$48,860
Shares outstanding	12,557	65,237	4,978		4,342
Net asset value and offering price per share	$11.25	$8.87	$21.64		$11.25
Net assets consist of:
Capital paid-in	$148,757	$588,664	$101,412		$50,741
Undistributed (Over-distribution of) net investment income	6,115	7,930	1,945		293
Accumulated net realized gain (loss)	17,385	2,053	545		1,224
Net unrealized appreciation (depreciation)	(5,719)	(14,932)	4,104		635
Net assets	$166,538	$583,715	$108,006		$52,893
Authorized shares	2 billion	2 billion	2 billion		2 billion
Par value per share	$0.0001	$0.0001	$0.0001		$0.0001
N/A –	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares or Class R3 Shares.
(1) –	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2) –	Quantitative Enhanced Core Equity does not have a maximum sales charge.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended October 31, 2011

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $1,730, $1,856, $1 and $–, respectively)	$15,329	$18,570	$3,668	$684
Interest income from affiliated investments(1)	—	—	—	1
Securities lending income	—	—	34	—
Total investment income	15,329	18,570	3,702	685
Expenses
Management fees	6,607	7,776	795	246
12b-1 service fees – Class A(2)	65	13	—	1
12b-1 distribution and service fees – Class B	13	N/A	N/A	N/A
12b-1 distribution and service fees – Class C(2)	24	8	1	1
Administration fees(1)	267	331	78	10
Shareholders’ servicing agent fees and expenses	172	47	22	12
Custodian’s fees and expenses	524	851	55	10
Directors’ fees and expenses	19	20	8	5
Professional fees	33	20	31	30
Shareholders’ reports – printing and mailing expenses	49	70	25	5
Federal and state registration fees	81	57	67	45
Other expenses	23	35	10	7
Total expenses before expense reimbursement	7,877	9,228	1,092	372
Expense reimbursement	(1)	—	(311)	(75)
Net expenses	7,876	9,228	781	297
Net investment income (loss)	7,453	9,342	2,921	388
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	79,230	51,311	11,480	779
Futures contracts	(3,657)	(10,916)	152	440
Redemptions in-kind	—	—	2,330	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(121,678)	(93,469)	(4,840)	754
Futures contracts	8,604	8,253	72	(202)
Net realized and unrealized gain (loss)	(37,501)	(44,821)	9,194	1,771
Net increase (decrease) in net assets from operations	$(30,048)	$(35,479)	$12,115	$2,159
N/A	– International Select, Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares.
(1)	– For the period November 1, 2010 through December 31, 2010.
(2)	– For the period February 24, 2011 (commencement of operations) through October 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	International		International Select
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$7,453	$5,972	$9,342	$7,381
Net realized gain (loss) from:
Investments and foreign currency	79,230	53,592	51,311	37,076
Futures contracts	(3,657)	(3,993)	(10,916)	(195)
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(121,678)	5,309	(93,469)	52,323
Futures contracts	8,604	(5,099)	8,253	(7,356)
Net increase (decrease) in net assets from operations	(30,048)	55,781	(35,479)	89,229
Distributions to Shareholders
From net investment income:
Class A	(108)	(112)	(33)	(7)
Class B	—	—	N/A	N/A
Class C	—	—	(1)	—
Class R3(1)	— (2)	—	—	—
Class I(1)	(4,195)	(4,307)	(6,454)	(2,439)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,303)	(4,419)	(6,488)	(2,446)
Fund Share Transactions
Proceeds from sale of shares	9,534	31,093	100,110	331,375
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,104	3,022	1,538	709
	12,638	34,115	101,648	332,084
Cost of shares redeemed	(495,221)	(115,559)	(330,484)	(152,308)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(482,583)	(81,444)	(228,836)	179,776
Net increase (decrease) in net assets	(516,934)	(30,082)	(270,803)	266,559
Net assets at the beginning of period	683,472	713,554	854,518	587,959
Net assets at the end of period	$166,538	$683,472	$583,715	$854,518
Undistributed (Over-distribution of) net investment income at the end of period	$6,115	$4,271	$7,930	$6,281

See accompanying notes to financial statements.

62	Nuveen Investments

	Quantitative Enhanced Core Equity		Tactical Market Opportunities
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$2,921	$2,593	$388	$49
Net realized gain (loss) from:
Investments and foreign currency	11,480	18,592	779	86
Futures contracts	152	88	440	(22)
Redemptions in-kind	2,330	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,840)	2,535	754	117
Futures contracts	72	234	(202)	(34)
Net increase (decrease) in net assets from operations	12,115	24,042	2,159	196
Distributions to Shareholders
From net investment income:
Class A(3)	(3)	(3)	—	—
Class B	N/A	N/A	N/A	N/A
Class C(3)	(1)	—	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	(2,864)	(2,274)	(155)	—
From accumulated net realized gains:
Class A(3)	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C(3)	—	—	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	—	—	(47)	—
Decrease in net assets from distributions to shareholders	(2,868)	(2,277)	(202)	—
Fund Share Transactions
Proceeds from sale of shares	9,840	76,687	33,828	27,104
Proceeds from shares issued to shareholders due to reinvestment of distributions	878	901	158	—
	10,718	77,588	33,986	27,104
Cost of shares redeemed	(97,607)	(42,197)	(10,350)	—
Cost of redemptions in-kind	(17,935)	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(104,824)	35,391	23,636	27,104
Net increase (decrease) in net assets	(95,577)	57,156	25,593	27,300
Net assets at the beginning of period	203,583	146,427	27,300	—
Net assets at the end of period	$108,006	$203,583	$52,893	$27,300
Undistributed (Over-distribution of) net investment income at the end of period	$1,945	$1,951	$293	$52
N/A –	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares.
(1) –	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2) –	Amount rounds to less than $1,000.
(3) –	Tactical Market Opportunities did not offer Class A Shares and Class C Shares prior to February 24, 2011.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/94)
2011	$11.62	$.10	$(.55)	$(.45)	$(.05)	$—	$(.05)	$11.12
2010	10.78	.07	.81	.88	(.04)	—	(.04)	11.62
2009	8.68	.09	2.09	2.18	(.08)	—	(.08)	10.78
2008	17.15	.26	(7.14)	(6.88)	(.14)	(1.45)	(1.59)	8.68
2007	14.80	.15	2.59	2.74	(.13)	(.26)	(.39)	17.15
Class B (3/95)
2011	$10.57	$.01	$(.50)	$(.49)	$—	$—	$—	$10.08
2010	9.84	(.02)	.75	.73	—	—	—	10.57
2009	7.92	.02	1.90	1.92	—	—	—	9.84
2008	15.78	.14	(6.52)	(6.38)	(.03)	(1.45)	(1.48)	7.92
2007	13.65	.03	2.39	2.42	(.03)	(.26)	(.29)	15.78
Class C (9/01)
2011	$11.03	$.01	$(.53)	$(.52)	$—	$—	$—	$10.51
2010	10.26	(.02)	.79	.77	—	—	—	11.03
2009	8.25	.02	1.99	2.01	—	—	—	10.26
2008	16.36	.15	(6.79)	(6.64)	(.02)	(1.45)	(1.47)	8.25
2007	14.13	.03	2.48	2.51	(.02)	(.26)	(.28)	16.36
Class R3 (4/94)(e)
2011	$11.61	$.07	$(.54)	$(.47)	$(.03)	$—	$(.03)	$11.11
2010	10.78	.04	.82	.86	(.03)	—	(.03)	11.61
2009	8.67	.07	2.11	2.18	(.07)	—	(.07)	10.78
2008	17.17	.19	(7.10)	(6.91)	(.14)	(1.45)	(1.59)	8.67
2007	14.81	.10	2.61	2.71	(.09)	(.26)	(.35)	17.17
Class I (4/94)(e)
2011	$11.78	$.14	$(.59)	$(.45)	$(.08)	$—	$(.08)	$11.25
2010	10.92	.10	.83	.93	(.07)	—	(.07)	11.78
2009	8.81	.11	2.12	2.23	(.12)	—	(.12)	10.92
2008	17.38	.30	(7.24)	(6.94)	(.18)	(1.45)	(1.63)	8.81
2007	14.99	.19	2.62	2.81	(.16)	(.26)	(.42)	17.38

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(3.93)%	$22,328	1.46%	.84%	1.46%	.84%	72%
8.21	26,698	1.59	.51	1.48	.62	56
25.29	27,995	1.59	.90	1.49	1.00	231
(43.82)	25,342	1.54	1.87	1.49	1.92	18
18.92	56,705	1.53	.93	1.49	.97	14

(4.64)%	$948	2.21%	.08%	2.21%	.08%	72%
7.42	1,497	2.34	(.26)	2.23	(.15)	56
24.24	1,976	2.34	.13	2.24	.23	231
(44.19)	2,499	2.29	1.11	2.24	1.16	18
18.05	6,668	2.28	.18	2.24	.22	14

(4.71)%	$1,987	2.21%	.10%	2.21%	.10%	72%
7.50	2,607	2.34	(.25)	2.23	(.14)	56
24.36	3,269	2.34	.14	2.24	.24	231
(44.21)	3,232	2.29	1.15	2.24	1.20	18
18.09	7,173	2.28	.16	2.24	.20	14

(4.10)%	$11	1.68%	.59%	1.68%	.59%	72%
7.94	6	1.84	.27	1.73	.38	56
25.39	5	1.84	.63	1.74	.73	231
(43.94)	2	1.79	1.35	1.74	1.40	18
18.66	4	1.78	.56	1.74	.60	14

(3.90)%	$141,264	1.21%	1.17%	1.21%	1.17%	72%
8.52	652,664	1.34	.76	1.23	.87	56
25.68	680,309	1.34	1.15	1.24	1.25	231
(43.68)	658,276	1.29	2.14	1.24	2.19	18
19.23	1,670,810	1.28	1.17	1.24	1.21	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/06)
2011	$9.54	$.09	$(.72)	$(.63)	$(.06)	$—	$(.06)	$8.85
2010	8.48	.06	1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07	2.00	2.07	(.12)	—	(.12)	8.48
2008	12.15	.15	(5.52)	(5.37)	(.06)	(.19)	(.25)	6.53
2007(f)	10.00	.09	2.07	2.16	(.01)	—	(.01)	12.15
Class C (12/06)
2011	$9.43	$.02	$(.72)	$(.70)	$(.01)	$—	$(.01)	$8.72
2010	8.42	.01	1.00	1.01	—	—	—	9.43
2009	6.46	.03	1.97	2.00	(.04)	—	(.04)	8.42
2008	12.07	.09	(5.48)	(5.39)	(.03)	(.19)	(.22)	6.46
2007(f)	10.00	.03	2.04	2.07	—	—	—	12.07
Class R3 (12/06)(e)
2011	$9.48	$.10	$(.91)	$(.81)	$—	$—	$—	$8.67
2010	8.42	.05	1.01	1.06	—	—	—	9.48
2009	6.52	.09	1.94	2.03	(.13)	—	(.13)	8.42
2008	12.12	.08	(5.46)	(5.38)	(.03)	(.19)	(.22)	6.52
2007(f)	10.00	.07	2.06	2.13	(.01)	—	(.01)	12.12
Class I (12/06)(e)
2011	$9.57	$.12	$(.74)	$(.62)	$(.08)	$—	$(.08)	$8.87
2010	8.49	.09	1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08	2.01	2.09	(.15)	—	(.15)	8.49
2008	12.17	.17	(5.52)	(5.35)	(.08)	(.19)	(.27)	6.55
2007(f)	10.00	.13	2.05	2.18	(.01)	—	(.01)	12.17

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(6.70)%	$4,388	1.46%		.96%	1.46%		.96%		59%
12.72	5,530	1.62		.56	1.49		.69		47
32.32	3,029	1.76		.77	1.49		1.04		64
(45.00)	1,904	1.70		1.31	1.49		1.52		63
21.58	3,228	1.89	*	.55 *	1.49	*	.95	*	45

(7.45)%	$717	2.21%		.21%	2.21%		.21%		59%
12.00	816	2.37		(.05)	2.24		.08		47
31.43	244	2.51		.13	2.24		.40		64
(45.39)	226	2.45		.71	2.24		.92		63
20.75	287	2.64	*	(.10 )*	2.24	*	.30	*	45

(8.54)%	$13	1.67%		1.02%	1.67%		1.02%		59%
12.59	7	1.87		.40	1.74		.53		47
31.99	19	2.01		1.03	1.74		1.30		64
(45.10)	48	1.95		.69	1.74		.90		63
21.27	17	2.14	*	.37 *	1.74	*	.77	*	45

(6.60)%	$578,597	1.21%		1.23%	1.21%		1.23%		59%
13.14	848,165	1.37		.85	1.24		.98		47
32.68	584,667	1.51		.90	1.24		1.17		64
(44.86)	249,805	1.45		1.51	1.24		1.72		63
21.78	343,161	1.64	*	.96 *	1.24	*	1.36	*	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the period December 21, 2006 (commencement of operations) through October 31, 2007.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

QUANTITATIVE ENHANCED CORE EQUITY
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (7/07)
2011	$20.50	$.31	$1.02	$1.33	$(.26)	$—	$(.26)	$21.57
2010	18.01	.25	2.48	2.73	(.24)	—	(.24)	20.50
2009	16.56	.31	1.29	1.60	(.15)	—	(.15)	18.01
2008	26.90	.40	(10.21)	(9.81)	(.29)	(.24)	(.53)	16.56
2007(f)	25.00	.06	1.91	1.97	(.07)	—	(.07)	26.90
Class C (7/07)
2011	$20.50	$.12	$1.06	$1.18	$(.28)	$—	$(.28)	$21.40
2010	17.91	.08	2.51	2.59	—	—	—	20.50
2009	16.51	.24	1.24	1.48	(.08)	—	(.08)	17.91
2008	26.88	.23	(10.20)	(9.97)	(.16)	(.24)	(.40)	16.51
2007(f)	25.00	.02	1.90	1.92	(.04)	—	(.04)	26.88
Class I (7/07)(e)
2011	$20.57	$.37	$1.03	$1.40	$(.33)	$—	$(.33)	$21.64
2010	18.04	.29	2.51	2.80	(.27)	—	(.27)	20.57
2009	16.57	.35	1.29	1.64	(.17)	—	(.17)	18.04
2008	26.90	.44	(10.20)	(9.76)	(.33)	(.24)	(.57)	16.57
2007(f)	25.00	.11	1.87	1.98	(.08)	—	(.08)	26.90

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

6.50%	$164	.86%		1.25%		.70%		1.41%		159%
15.24	253	.93		1.05		.70		1.28		142
9.87	243	1.01		1.62		.69		1.94		75
(37.08)	118	1.18		1.29		.70		1.77		153
7.89	131	1.40	*	.21	*	.70	*	.91	*	55

5.76%	$108	1.61%		.40%		1.45%		.56%		159%
14.46	14	1.68		.20		1.45		.43		142
9.05	4	1.76		1.25		1.44		1.57		75
(37.58)	10	1.93		.51		1.45		.99		153
7.69	15	2.15	*	(.47	)*	1.45	*	.23	*	55

6.79%	$107,734	.63%		1.50%		.45%		1.68%		159%
15.61	203,316	.68		1.27		.45		1.50		142
10.13	146,180	.76		1.87		.44		2.19		75
(36.93)	89,270	.93		1.51		.45		1.99		153
7.93	48,745	1.15	*	1.03	*	.45	*	1.73	*	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
(f)	For the period July 31, 2007 (commencement of operations) through October 31, 2007.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

TACTICAL MARKET OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (2/11)
2011(e)	$10.59	$.04		$.59	$.63	$—	$—	$—	$11.22
Class C (2/11)
2011(e)	$10.59	$—	*	$.58	$.58	$—	$—	$—	$11.17
Class I (12/09)(f)
2011	$10.62	$.14		$.59	$.73	$(.08)	$(.02)	$(.10)	$11.25
2010(g)	10.00	.02		.60	.62	—	—	—	10.62

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

5.95%	$3,558	1.67	%**	.06	%**	1.19	%**	.54	%**	177%

5.48%	$475	2.31	%**	(.37	)%**	1.94	%**	—	%***	177%

6.95%	$48,860	1.18%		1.01%		.94%		1.25%		177%
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(f)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
(g)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized expense ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”) known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the fund from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors were renamed Class R3 Shares and Class I Shares, respectively.

Effective May 15, 2011, Nuveen Quantitative Large Cap Core Fund is known as Nuveen Quantitative Enhanced Core Equity Fund.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Fund (“International”) formerly known as First American International Fund, Nuveen International Select Fund (“International Select”) formerly known as First American International Select Fund, Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”) formerly known as Nuveen Quantitative Large Cap Core Fund and First American Quantitative Large Cap Core Fund and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) formerly known as First American Tactical Market Opportunities Fund (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

International’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange traded funds and other investment companies that provide exposure to foreign issuers. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Quantitative Enhanced Core Equity’s investment objective is to provide, over the long-term, a total return that exceeds the total return of the Standard & Poor’s 500 ® Index (“S&P 500 Index”). Under normal market conditions, the Fund invests at least 80% of net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies within the same market capitalization range of companies in the S&P 500 Index. The Fund may also buy and sell stock index futures contracts.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time. The Fund seeks to achieve its objective by investing in U.S. international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund also gains exposure to these assets classes by investing in exchange traded funds (“ETFs”) and derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements.

Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

72	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which generally represents a transfer from a Level 1 to a Level 2 security.

The Exchange-Traded Funds (“ETFs”) in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Directors. These securities are generally classified as Level 2 or Level 3.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Nuveen Investments	73

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for each Fund. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short, foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

74	Nuveen Investments

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2011, International and International Select invested in equity, fixed income and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Funds’ multi-manager framework so that each Fund overall had the desired exposures to key markets. These Funds’ long and short futures contracts were used to implement various tactical market and hedging strategies. Quantitative Enhanced Core Equity invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding in order to minimize any tracking error to the Fund’s benchmark index resulting from cash flow activity and for tactical portfolio management positioning. Tactical Market Opportunities invested in equity, fixed income and currency futures contracts, which were used as part of the management of the Fund. This Fund’s long and short futures contracts were used to implement various absolute return, tactical market and hedging strategies.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2011, for each Fund, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Average number of futures contracts outstanding*	5,367	6,263	6	384
*	The average number of outstanding contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period November 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period November 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. If the value of the securities on loan increases, [such that the level of collateralization falls below 102%], additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and

Nuveen Investments	75

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended October 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities. USBAM also received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended October 31, 2011, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Securities lending fees paid	$—	$—	$9	$—

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

International	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$146,223	$—	$—	$146,223
Exchange-Traded Funds	6,693	—	—	6,693
Rights	14	—	—	14
Short-Term Investments	4,511	8,471	—	12,982
Derivatives:
Futures Contracts**	1,428	—	—	1,428
Total	$158,869	$8,471	$—	$167,340
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

76	Nuveen Investments

International Select	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$502,338	$—	$1,117		$503,455
Exchange-Traded Funds	29,708	—	—		29,708
Rights	32	—	—		32
Short-Term Investments	21,253	28,773	—		50,026
Derivatives:
Futures Contracts**	(1,467)	—	—		(1,467)
Total	$551,864	$28,773	$1,117		$581,754

Quantitative Enhanced Core Equity	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$105,793	$—	$—	***	$105,793
Money Market Funds****	42,979	—	—		42,979
Short-Term Investments	1,766	750	—		2,516
Derivatives:
Futures Contracts**	72	—	—		72
Total	$150,610	$750	$—	***	$151,360

Tactical Market Opportunities	Level 1	Level 2	Level 3		Total
Investments:
Exchange-Traded Funds	$13,336	$—	$—		$13,336
Corporate Bonds	—	5,198	—		5,198
U.S. Government & Agency Obligations	—	4,864	—		4,864
Short-Term Investments	26,652	2,200	—		28,852
Derivatives:
Futures Contracts**	(236)	—	—		(236)
Total	$39,752	$12,262	$—		$52,014
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Level 3 security has a market value of zero.
****	Represents the Fund’s investments purchased with collateral from securities lending.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	International Select Level 3 Common Stocks	Quantitative Enhanced Core Equity Level 3 Common Stocks
Balance at the beginning of year	$1,507	$—	***
Gains (losses):
Net realized gains (losses)	179	—
Net change in unrealized appreciation (depreciation)	(389)	—
Purchases at cost	—	—
Sales at proceeds	(340)	—
Net discounts (premiums)	—	—
Transfers in to	1,117	—
Transfers out of	(957)	—
Balance at the end of year	$1,117	$—	***
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$159	$—	***
***	Level 3 security has a market value of zero.

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

Nuveen Investments	77

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

International
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$3,221	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$1,793

International Select
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$5,924	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$6,667
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	724
Total			$5,924		$7,391

Quantitative Enhanced Core Equity
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$72	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

Tactical Market Opportunities
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivative		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$531	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$498
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	285
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	16	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	—
Total			$547		$783
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$7,354	$(6,852)	$152	$583
Foreign Currency Exchange Rate	(4,303)	(4,064)	—	(170)
Interest Rate	(6,708)	—	—	27
Total	$(3,657)	$(10,916)	$152	$440

78	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$4,799	$5,303	$72	$64
Foreign Currency Exchange Rate	3,805	2,950	—	(285)
Interest Rate	—	—	—	19
Total	$8,604	$8,253	$72	$(202)

4. Fund Shares

Transactions in Fund shares were as follows:

	International
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	156	$1,889	211	$2,352
Class B	1	8	6	67
Class C	10	108	21	235
Class R3 (1)	—	5	1	1
Class I (1)	611	7,524	2,499	28,438
Shares issued to shareholders due to reinvestment of distributions:
Class A	8	99	9	103
Class B	—	—	—	—
Class C	—	—	—	—
Class R3 (1)	—	—	—	—
Class I (1)	245	3,005	251	2,919
	1,031	12,638	2,998	34,115
Shares redeemed:
Class A	(453)	(5,470)	(520)	(5,764)
Class B	(49)	(534)	(65)	(667)
Class C	(57)	(629)	(104)	(1,100)
Class R3 (1)	—	—	—	—
Class I (1)	(43,703)	(488,588)	(9,647)	(108,028)
	(44,262)	(495,221)	(10,336)	(115,559)
Net increase (decrease)	(43,231)	$(482,583)	(7,338)	$(81,444)

	International Select
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	128	$1,262	352	$3,042
Class C	10	102	62	561
Class R3 (1)	2	16	1	2
Class I (1)	10,212	98,730	36,745	327,770
Shares issued to shareholders due to reinvestment of distributions:
Class A	3	28	1	5
Class C	—	1	—	—
Class R3 (1)	—	—	—	—
Class I (1)	152	1,509	78	704
	10,507	101,648	37,239	332,084
Shares redeemed:
Class A	(214)	(2,113)	(131)	(1,140)
Class C	(15)	(145)	(4)	(38)
Class R3 (1)	(1)	(8)	(2)	(15)
Class I (1)	(33,796)	(328,218)	(17,034)	(151,115)
	(34,026)	(330,484)	(17,171)	(152,308)
Net increase (decrease)	(23,519)	$(228,836)	20,068	$179,776
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	79

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Quantitative Enhanced Core Equity
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2	$47	2	$52
Class C	4	108	1	10
Class I (1)	441	9,685	3,897	76,625
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	2	—	2
Class C	—	1	—	—
Class I (1)	40	875	46	899
	487	10,718	3,946	77,588
Shares redeemed:
Class A	(6)	(153)	(4)	(76)
Class C	—	(12)	—	—
Class I (1)	(4,517)	(97,442)	(2,159)	(42,121)
Class I (1) -in-kind	(871)	(17,935)	—	—
	(5,394)	(115,542)	(2,163)	(42,197)
Net increase (decrease)	(4,907)	$(104,824)	1,783	$35,391

	Tactical Market Opportunities
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	330	$3,676	—	$—
Class C	42	469	—	—
Class I (1)	2,710	29,683	2,571	27,104
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I (1)	15	158	—	—
	3,097	33,986	2,571	27,104
Shares redeemed:
Class A	(13)	(146)	—	—
Class C	—	—	—	—
Class I (1)	(954)	(10,204)	—	—
	(967)	(10,350)	—	—
Net increase (decrease)	2,131	$23,636	2,571	$27,104
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2011 and October 31, 2010, were as follows:

Fund	Year Ended 10/31/11	Year Ended 10/31/10
International	23	39

80	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Purchases:
Investment securities	$417,588	$409,824	$270,699	$27,017
U.S. Government obligations	—	—	—	5,274

Sales and maturities:
Investment securities	849,426	629,468	373,684	24,049
U.S. Government obligations	—	—	—	4,221

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Cost of investments	$173,638	$602,475	$148,220	$51,426
Gross unrealized:
Appreciation	$11,268	$43,505	$7,280	$1,166
Depreciation	(18,994)	(62,759)	(4,212)	(342)
Net unrealized appreciation (depreciation) of investments	$(7,726)	$(19,254)	$3,068	$824

Permanent differences, primarily due to the redemption in-kind, tax equalization, REIT adjustments, foreign currency reclassifications and investments in passive foreign investment companies, resulted in reclassifications amount the Funds’ components of net assets at October 31, 2011, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Capital paid-in	$51,556	$6,812	$5,390	$—
Undistributed (Over-distribution) of net investment income	(1,304)	(1,205)	(60)	7
Accumulated net realized gain (loss)	(50,252)	(5,607)	(5,330)	(7)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Undistributed net ordinary income*	$6,143	$7,993	$1,951	$1,123
Undistributed net long-term capital gains	19,357	6,306	1,581	396
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	81

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Distributions from net ordinary income*	$4,303	$6,488	$2,868	$202
Distributions from net long-term capital gains	—	—	—	—

2010	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Distributions from net ordinary income*	$4,419	$2,446	$2,277	$—
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

During the Funds’ tax year ended October 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	International	International Select	Quantitative Enhanced Core Equity
Utilized capital loss carryforwards	$14,507	$38,754	$7,766

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period November 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee, on an annual basis, equal to each Fund’s average daily net assets as follows:

Fund	Advisory Fee Rate
International	1.00%
International Select	1.00
Quantitative Enhanced Core Equity	.30
Tactical Market Opportunities	.75

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
For the first $125 million	.8500%	.8500%	.3000%	.6000%
For the next $125 million	.8375	.8375	.2875	.5875
For the next $250 million	.8250	.8250	.2750	.5750
For the next $500 million	.8125	.8125	.2625	.5625
For the next $1 billion	.8000	.8000	.2500	.5500
For net assets over $2 billion	.7750	.7750	.2250	.5250

82	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Rate
International	.1759%
International Select	.1759
Quantitative Enhanced Core Equity	.2000
Tactical Market Opportunities	.1843

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Nuveen Fund Advisors is responsible for each Funds overall strategy and asset allocation decisions. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) served as sub-advisers to International and International Select pursuant to separate sub-advisory agreements with FAF Advisors. Effective January 1, 2011, Altrinsic, HGI, and Lazard Asset Management, LLC (“Lazard”) each continue to serve as investment sub-advisers to International and International Select pursuant to separate sub-advisory agreements with Nuveen Fund Advisors. Each sub-adviser had and continues to have discretion to select portfolio securities for its portion of the respective Fund. Altrinsic, HGI, and Lazard are compensated for their services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period November 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Funds. This reimbursement, if any, is recognized as a component of “Expense reimbursement” on the Statement of Operations, and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Nuveen Investments	83

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

During the period November 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses through February 28, 2011 so that total annual Fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Class A Shares	1.49%	1.49%	.70%	N/A
Class B Shares	2.24	N/A	N/A	N/A
Class C Shares	2.24	2.24	1.45	N/A
Class R3 Shares (1)	1.74	1.74	N/A	N/A
Class I Shares (1)	1.24	1.24	.45	.95%
Expiration Date	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011
N/A -	International Select does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares. Tactical Market Opportunities did not offer Class A Shares and Class C Shares until February 24, 2011.

(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Effective January 1, 2011, Nuveen Fund Advisors contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Class A Shares	1.49%	1.49%	.70%	1.20%
Class B Shares	2.24	N/A	N/A	N/A
Class C Shares	2.24	2.24	1.45	1.95
Class R3 Shares (1)	1.74	1.74	N/A	N/A
Class I Shares (1)	1.24	1.24	.45	.95
Expiration Date	February 29, 2012	February 29, 2012	February 29, 2012	February 29, 2012

N/A -	Fund does not offer Class B Shares. Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class B Shares and Class R3 Shares.

(1) -	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

During the period November 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

Administration Fees

During the period November 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

84	Nuveen Investments

Custodian Fees

U.S. Bank serves as the custodian for each Fund other than International and International Select pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as the custodian for International and International Select pursuant to an agreement with the Trust. International and International Select pay SSB various asset-based fees and transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Interest earned on un-invested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period November 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period November 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Securities LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Sales charges collected (Unaudited)	$11	$6	$—	$7
Paid to financial intermediaries (Unaudited)	10	5	—	6

Quasar and/or Nuveen Securities, LLC. also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC. compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Commission advances (Unaudited)	$1	$1	$1	$3

All 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by Quasar and/or Nuveen Securities, LLC to compensate for commissions advanced to financial intermediaries. During the fiscal year ended October 31, 2011, Quasar and/or Nuveen Securities, LLC retained such 12b-1 fees as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
12b-1 fees retained (Unaudited)	$10	$3	$1	$1

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period November 1, 2010 through December 31, 2010, legal fees and expenses of $4 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Nuveen Investments	85

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Contingent Deferred Sales Charges

During the period November 1, 2010 through January 17, 2011, Class A Shares of all the Funds, were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75% with the exception of Quantitative Enhanced Core Equity. Quantitative Enhanced Core Equity only issues Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their service. Class A Shares of Quantitative Enhanced Core Equity are offered to these investors at their net asset value per share with no up-front sales charge. Class A Share purchases of the Funds continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares continue to be subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC continues to be reduced to 0% at the end of six years). Class C Shares continue to be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares and Class I Shares continue to have no sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2011, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
CDSC retained (Unaudited)	$2	$1	$—	$—

Affiliated Retirement Plan and Redemptions In-Kind

An affiliated 401(k) plan of FAF Advisors, (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 1, 2010, in the amounts as follows:

Quantitative Enhanced Core Equity	$17,935

In this transaction, the Fund paid redemption proceeds by distributing a proportionate amount of securities in its respective portfolio. Remaining shareholders in the Fund did not recognize any capital gains from the transaction.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

86	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

Nuveen Investments	87

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

88	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	241
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

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Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). In addition, for the Nuveen International Fund (formerly known as the International Fund) (the “International Fund”) and the Nuveen International Select Fund (formerly known as the International Select Fund) (the “International Select Fund”) (collectively, the “International Sub-Advised Funds”), the Prior Board approved new investment sub-advisory agreements (each, a “New International Sub-Advisory Agreement”) between NAM and the sub-advisors of such Funds (which included Altrinsic Global Advisors, LLC (for the International Fund and the International Select Fund), Hansberger Global Investors, Inc. (for the International Fund and the International Select Fund) and Lazard Asset Management LLC (for the International Select Fund) (collectively, the “International Fund Sub-Advisors”)), given that the investment sub-advisory agreements for such Funds (the “Prior International Sub-Advisory Agreements”) between FAF and the applicable International Fund Sub-Advisors would automatically terminate upon the completion of the Transaction. At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of each of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement and stockholders of the International Sub-Advised Funds approved the applicable New International Sub-Advisory Agreements. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement, the NAM Sub-Advisory Agreement and the New International Sub-Advisory Agreements became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for all of the Funds and the New International Sub-Advisory Agreements for the International Sub-Advised Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process. The Prior Board also considered representations from NFA and FAF that no International Fund Sub-Advisor would change as a result of the Transaction.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on

92	Nuveen Investments

Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

New International Sub-Advisory Agreements. At an in-person meeting held on October 7, 2010, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, considered whether to approve the New International Sub-Advisory Agreements.

The Prior Board considered that completion of the Transaction would result in the termination of the Prior Advisory Agreement for each International Sub-Advised Fund, which would cause each Prior International Sub-Advisory Agreement to automatically terminate upon its terms. In anticipation of the termination of the Prior International Sub-Advisory Agreements, the Prior Board determined that the approval of New International Sub-Advisory Agreements was in the best interests of each International Sub-Advised Fund.

In determining whether to approve New International Sub-Advisory Agreements with respect to each International Sub-Advised Fund, the Prior Board considered representations of FAF and NFA that the Transaction was not expected to impact the nature, extent and quality of services to be provided by the International Fund Sub-Advisors. The Prior Board also considered that the terms of the New International Sub-Advisory Agreements, including the fees payable to the International Fund Sub-Advisors, would not change in any material respect in connection with the Transaction. They considered the sub-advisory fees in light of the changes to the advisory fee and expense structure discussed above, noting that the sub-advisory fee schedules include breakpoints. The Prior Board also considered that the International Sub-Advised Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement to stockholders of the International Sub-Advised Funds and related solicitation expenses. The Prior Board considered that it had recently renewed the Prior International Sub-Advisory Agreements pursuant to an extensive annual renewal process that concluded at its June 2010 meeting. The Prior Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the International Sub-Advised Funds, given the retention of the existing International Fund Sub-Advisors and the continuity of portfolio management expected following the Transaction. The Prior Board concluded, based upon all of these considerations, along with the conclusions the Prior Board reached with respect to the last renewal of each Prior International Sub-Advisory Agreement, that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based upon its evaluation of all information and factors it determined to be relevant to its deliberations, and assisted by the advice of independent legal counsel, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, concluded that the New International Sub-Advisory Agreements between NAM (now NFA) and each International Sub-Advised Fund’s International Fund Sub-Advisors should be approved.

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Notes

Nuveen Investments	95

Notes

96	Nuveen Investments

Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index: The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Lipper International Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Large-Cap Growth Fund Classification. The Lipper International Large-Cap Growth Funds Classification Average contained 247, 181 and 113 funds for the 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Fund Classification. The Lipper Large-Cap Core Funds Classification Average contained 1,081 and 831 funds for the 1-year and since inception periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper Flexible Portfolio Funds Classification Average contained 178 and 137 funds for the 1-year and since inception periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

MSCI All Country World Investable Market Index (ex US): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

98	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Altrinsic Global Advisors, LLC

100 First Stamford Place

Stamford, CT 06902

Hansberger Global Investors, Inc.

401 East Lasolas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen International Fund	1.20%	100%
Nuveen International Select Fund	1.26%	99.77%
Nuveen Quantitative Enhanced Core Equity Fund	100%	100%
Nuveen Tactical Market Opportunities Fund	0%	32.00%

Long Term Capital Gain Distributions: The following Funds designate as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852 (b)(3), the amounts shown in the accompanying table, or if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011:

Fund	Long Term Capital Gain Dividend (in thousands)
Nuveen International Fund	$32,097
Nuveen International Select Fund	6,812
Nuveen Quantitative Enhanced Core Equity Fund	3,070

Foreign Taxes: Nuveen International Fund and Nuveen International Select Fund paid qualifying foreign taxes of $1,597 and $1,731, respectively (in thousands), and earned $14,623 and $18,525 of foreign source income, respectively (in thousands), during the fiscal year ended October 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Fund and Nuveen International Select Fund hereby designate $0.11 and $0.03 per share as foreign taxes paid, respectively, and $0.98 and $0.28 per share as income earned from foreign sources, respectively, for the fiscal year ended October 31, 2011. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

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Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FQTII-1011D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst and Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended October 31, 2011 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Equity Income Fund	21,875	0	1,056	0
Equity Index Fund	20,000	0	1,056	0
Global Infrastructure Fund	21,875	0	1,056	0
International Fund	21,875	0	2,303	0
International Select Fund	21,875	0	2,205	0
Large Cap Growth Opportunities Fund	21,875	0	1,056	0
Large Cap Select Fund	21,875	0	1,056	0
Large Cap Value Fund	21,875	0	1,056	0
Mid Cap Growth Opportunities Fund	21,875	0	1,056	0
Mid Cap Index Fund	20,000	0	1,056	0
Mid Cap Select Fund	21,875	0	1,056	0
Mid Cap Value Fund	21,875	0	1,056	0
Quantitative Enhanced Core Equity Fund	21,875	0	1,056	0
Real Estate Securities Fund	21,875	0	1,056	0
Small Cap Growth Opportunities Fund	21,875	0	1,056	0
Small Cap Index Fund	20,000	0	1,056	0
Small Cap Select Fund	21,875	0	0	0
Small Cap Value Fund	21,875	0	1,056	0
Tactical Market Opportunities Fund	21,875	0	1,056	0

Total	$410,000	$0	$21,404	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Funds were acquired on December 31, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Equity Income Fund	0%	0%	0%	0%
Equity Index Fund	0%	0%	0%	0%
Global Infrastructure Fund	0%	0%	0%	0%
International Fund	0%	0%	0%	0%
International Select Fund	0%	0%	0%	0%
Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Large Cap Select Fund	0%	0%	0%	0%
Large Cap Value Fund	0%	0%	0%	0%
Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Mid Cap Index Fund	0%	0%	0%	0%
Mid Cap Select Fund	0%	0%	0%	0%
Mid Cap Value Fund	0%	0%	0%	0%
Quantitative Enhanced Core Equity Fund	0%	0%	0%	0%
Real Estate Securities Fund	0%	0%	0%	0%
Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Small Cap Index Fund	0%	0%	0%	0%
Small Cap Select Fund	0%	0%	0%	0%
Small Cap Value Fund	0%	0%	0%	0%
Tactical Market Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Equity Income Fund	61,758	206	12,512	0
Equity Index Fund	61,758	206	12,512	0
Global Infrastructure Fund	61,758	206	12,512	0
International Fund	61,758	206	12,512	0
International Select Fund	61,758	206	12,512	0
Large Cap Growth Opportunities Fund	61,758	206	12,512	0
Large Cap Select Fund	61,758	206	12,512	0
Large Cap Value Fund	61,758	206	12,512	0
Mid Cap Growth Opportunities Fund	61,758	206	12,512	0
Mid Cap Index Fund	61,758	206	12,512	0
Mid Cap Select Fund	61,758	206	12,512	0
Mid Cap Value Fund	61,758	206	12,512	0
Quantitative Enhanced Core Equity Fund	61,758	206	12,512	0
Real Estate Securities Fund	61,758	206	12,512	0
Small Cap Growth Opportunities Fund	61,758	206	12,512	0
Small Cap Index Fund	61,758	206	12,512	0
Small Cap Select Fund	61,758	206	12,512	0
Small Cap Value Fund	61,758	206	12,512	0
Tactical Market Opportunities Fund	61,758	206	12,512	0

Total	$1,173,402	$3,914	$237,728	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Equity Income Fund	0%	0%	0%	0%
Equity Index Fund	0%	0%	0%	0%
Global Infrastructure Fund	0%	0%	0%	0%
International Fund	0%	0%	0%	0%
International Select Fund	0%	0%	0%	0%
Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Large Cap Select Fund	0%	0%	0%	0%
Large Cap Value Fund	0%	0%	0%	0%
Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Mid Cap Index Fund	0%	0%	0%	0%
Mid Cap Select Fund	0%	0%	0%	0%
Mid Cap Value Fund	0%	0%	0%	0%
Quantitative Enhanced Core Equity Fund	0%	0%	0%	0%
Real Estate Securities Fund	0%	0%	0%	0%
Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Small Cap Index Fund	0%	0%	0%	0%
Small Cap Select Fund	0%	0%	0%	0%
Small Cap Value Fund	0%	0%	0%	0%
Tactical Market Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2011 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Equity Income Fund	1,056	0	0	1,056
Equity Index Fund	1,056	0	0	1,056
Global Infrastructure Fund	1,056	0	0	1,056
International Fund	2,303	0	0	2,303
International Select Fund	2,205	0	0	2,205
Large Cap Growth Opportunities Fund	1,056	0	0	1,056
Large Cap Select Fund	1,056	0	0	1,056
Large Cap Value Fund	1,056	0	0	1,056
Mid Cap Growth Opportunities Fund	1,056	0	0	1,056
Mid Cap Index Fund	1,056	0	0	1,056
Mid Cap Select Fund	1,056	0	0	1,056
Mid Cap Value Fund	1,056	0	0	1,056
Quantitative Enhanced Core Equity Fund	1,056	0	0	1,056
Real Estate Securities Fund	1,056	0	0	1,056
Small Cap Growth Opportunities Fund	1,056	0	0	1,056
Small Cap Index Fund	1,056	0	0	1,056
Small Cap Select Fund	0	0	0	0
Small Cap Value Fund	1,056	0	0	1,056
Tactical Market Opportunities Fund	1,056	0	0	1,056

Total	$21,404	$0	$0	$21,404

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Funds were acquired on December 31, 2010.

Fiscal Year Ended October 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Equity Income Fund	12,512	0	0	12,512
Equity Index Fund	12,512	0	0	12,512
Global Infrastructure Fund	12,512	0	0	12,512
International Fund	12,512	0	0	12,512
International Select Fund	12,512	0	0	12,512
Large Cap Growth Opportunities Fund	12,512	0	0	12,512
Large Cap Select Fund	12,512	0	0	12,512
Large Cap Value Fund	12,512	0	0	12,512
Mid Cap Growth Opportunities Fund	12,512	0	0	12,512
Mid Cap Index Fund	12,512	0	0	12,512
Mid Cap Select Fund	12,512	0	0	12,512
Mid Cap Value Fund	12,512	0	0	12,512
Quantitative Enhanced Core Equity Fund	12,512	0	0	12,512
Real Estate Securities Fund	12,512	0	0	12,512
Small Cap Growth Opportunities Fund	12,512	0	0	12,512
Small Cap Index Fund	12,512	0	0	12,512
Small Cap Select Fund	12,512	0	0	12,512
Small Cap Value Fund	12,512	0	0	12,512
Tactical Market Opportunities Fund	12,512	0	0	12,512

Total	$237,728	$0	$0	$237,728

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date February 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date February 8, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date February 8, 2012